Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

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Declaration Page for Use With

Mortgage Guaranty Master Policy

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__________________________________________________________________________________________________________

Mortgage Guaranty  Insurance  Corporation (a  stock  insurance  company  hereinafter called the "Company") agrees  to  pay  to  the  Insured  identified  below,  in  consideration  of  the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

__________________________________________________________________________________________________________

Insured's Name and Mailing Address:

Master Policy Number:

LaSalle Bank National Association as Trustee for the

        12-670-4-2975

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC1

135 South LaSalle Street

Effective Date of Policy:

Suite 1625

      February 1, 2003

Chicago, Illinois  60674

__________________________________________________________________________________________________________

Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):

#71-70192 (8/01)

#71-70201 (10/01)

__________________________________________________________________________________________________________

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative

Steven M. Thompson, Vice President

_______________________________________________________________________________________________________

Form #71-70035 (10/96)

Table of Contents

Mortgage Guaranty Master Policy

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Title

1.5

Certificate

1.6

Certificate Effective Date

1.7

Claim

1.8

Claim Amount

1.9

Commitment

1.10

Default

1.11

Environmental Condition

1.12

Good and Merchantable Title

1.13

Insured

1.14

Loan

1.15

Loss

1.16

Owner or Owner of the Loan

1.17

Perfected Claim

1.18

Person

1.19

Physical Damage

1.20

Policy

1.21

Possession of the Property

1.22

Property

1.23

Residential

1.24

Servicer

1.25

Settlement Period

1.26

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement  of Terminated Coverage

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan

2.11

Refund of Premium for Denial of Claim in Full

3

Changes in Various Loan Terms, Servicing and Insured; Co ordination and Duplication of Insurance Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Change of Servicing

3.5

Change of Owner

3.6

Co-ordination and Duplication of Insurance Benefits

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

Incomplete Construction

4.4

Fraud, Misrepresentation and Negligence

4.5

Non Approved Servicer

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.7

Pre Existing Environmental Conditions

4.8

Down Payment

4.9

First Lien Status

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

5.9

Acquisition of Borrower's Title Not Required

5.10

Sale of a Property by the Insured Before End of Settlement Period

5.11

Foreclosure Bidding Instructions Given by the Company

5.12

Effect of Unexpired Redemption Period on Payment of a Claim

5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Calculation of Settlement Period

6.5

Payment by the Company After the Settlement Period

6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured and the Owner

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan.  An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

a.

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

b.

Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

c.

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

d.

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co signer or guarantor of the Loan.

1.4

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired.  Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.5

Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

1.6

Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

1.7

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.8

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.9

Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

1.10

Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.  Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan.  The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for  Appropriate Proceedings remains.  For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.11

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law.  Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.12

Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

a.

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

b.

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one to four family residences in effect on the date on which the Loan was closed and all documents were executed; and

c.

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities.  Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

1.14

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.15

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3.  A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.16

Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

1.17

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.18

Person means any individual, corporation, partnership, association or other entity.

1.19

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.20

Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.21

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

1.22

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

1.23

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

1.24

Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified.  The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy.  References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

1.25

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.26

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Application and Certificate -- In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application.  Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information.  The Company shall be entitled to fully rely on such alternative Application as submitted.  Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination.  If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan.  Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured  -- The Insured represents that:

a.

all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

b.

such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.  The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations -- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due.  The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage

a.

Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium.  Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan.  Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.  Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

b.

The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds.  The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

2.6

Renewal of Certificate and Termination for Non Payment of Renewal Premium; Reinstatement of Terminated Coverage

a.

The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate.  The entire renewal premium must be paid within a forty five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment.  Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.  If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

b.

If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

1.

the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

2.

either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

3.

either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

2.7

Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

a.

The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the Certificate Effective Date and other information required by the Company, and pays the required premium.  If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

b.

The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company.  The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium.  Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate -- The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation.  Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request.  However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request.  Cancellation of a Certificate will not cancel this Policy.

2.9

Cancellation of Policy --Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy.  However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

2.10

Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan --The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan.  If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy.  The Company shall be required to identify only one Owner for a Loan at any one time.

The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure  non payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself.  Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

2.11

Refund of Premium for Denial of Claim in Full -- If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3

Changes in Various Loan Terms, Servicing and Owner; Co ordination and Duplication of Insurance Benefits

3.1

Loan Modifications --Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions -- The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained.  The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions --If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing.  The Company will not unreasonably withhold approval of an assumption.  It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due on sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Change of Servicing -- If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company.  The Company shall be automatically deemed to have approved as a Servicer any person to whom the Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

3.5

Change of Owner --If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy.   The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof.  In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner.  If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

3.6

Co-ordination and Duplication of Insurance Benefits --The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment -- Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").  This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards.  This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

4.2

Effective Date --Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

Incomplete Construction --Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

4.4

Fraud, Misrepresentation and Negligence -- (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)

Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.5

Non Approved Servicer -- Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

4.6

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) -- Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

a.

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

b.

This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

c.

The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.  In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

d.

For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

e.

Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company.  The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.7

Pre Existing Environmental Conditions --Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

a.

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

b.

This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable.  A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

c.

This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

4.8

Down Payment -- Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

4.9

First Lien Status --Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Breach of the Insured's Obligations or Failure to Comply with Terms --Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

a.

Materially contributed to the Default resulting in such Claim; or

b.

Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default --The Insured must give the Company written notice:

a.

Within forty five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

b.

Within ten (10) days of either

1.

The date when the Borrower becomes four (4) months in Default on the Loan; or

2.

The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports --Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default.  These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim --If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty (20) days after notice from the Company.  The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b).  Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim.  Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed.  If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan.  If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance --The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained.  Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings --The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken.  Such instructions may be general or applicable only to specific Loans.  The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default.  When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

a.

Diligently pursue the Appropriate Proceedings once they have begun;

b.

Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

c.

Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

d.

Act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected.  Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

e.

When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages --The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property.  The Company must administer this Policy in good faith.

5.7

Advances --The Insured must advance:

a.

Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

b.

Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

c.

Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements --The Insured must provide the Company with:

a.

All information reasonably requested by the Company;

b.

A completed form furnished by or acceptable to the Company for payment of a Claim;

c.

If the Property is not being acquired by the Company:  a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

d.

If the Property is being acquired by the Company:

1.

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

2.

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

3.

Possession of the Property, but only if the Company has required such Possession in writing.

e.

Access to the Property, if requested by the Company under Section 6.4 (b).

5.9

Acquisition of Borrower's Title Not Required --The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period

a.

The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period.  The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled.  The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

b.

If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured.  The Company shall then promptly either approve or not approve such offer.  If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

c.

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

1.

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below.  The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

2.

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated.  The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property.  If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below.  If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

3.

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii) the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.  The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property.  The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds.  For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

4.

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer.  Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

5.

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

5.11

Foreclosure Bidding Instructions Given by the Company --The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company.  The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

a.

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

b.

The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

c.

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim -- If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance --- If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim --- The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property.  If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section 5.3.  If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but  which accrue or are incurred after the sixty (60) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

a.

The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

b.

The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

c.

The amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

1.

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

2.

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

less:

(i)

The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

(ii)

The amount of cash remaining in any escrow account as of the last payment date;

(iii)

The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(iv)

The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

(v)

Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options ---  Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

a.

Property acquisition settlement option.  Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

b.

Percentage guaranty option.  Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

c.

Pre-Claim sale option.  Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable.  The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.  In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

6.4

Calculation of Settlement Period ---  The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

a.

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim.  The sixty-day period will be suspended until the Company receives such additional documents and information.  The Company may request additional documents and information after such twenty day period, and the Insured must use reasonable efforts to satisfy such request.

b.

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property.  If the Company does not notify the Insured by that date, its right to such access will be deemed waived.  If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it.  If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

c.

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

d.

If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

6.5

Payment by the Company After the Settlement Period ---  If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim.  If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation ---  Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain ---  In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies

a.

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property.  Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500.  If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale.  If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

b.

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

i.

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

ii.

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

iii.

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

iv.

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

c.

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2.  The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation ---  Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property.  The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights.  The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured and the Owner ---  A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance ---  If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period).  In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

a.

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.  Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy.  Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business.  Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

b.

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan.  No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

c.

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower ---  The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release.  If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

a.

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment.  Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

b.

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company.  Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

c.

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

d.

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency ---  Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company.  Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

7.10

Successors and Assigns ---  This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law ---  All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located.  Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice ---  All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202.  The Company may change this address by giving written notice to the Insured.  Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof.  Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received.  The Company and the Insured may mutually agree that notices will be sent to any additional Person.  Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations ---  The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media ---  The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them.  In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche.  Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488	MGIC

Master Reporting Program Endorsement

(With Limited Incontestability)

For Illinois Bulk Transactions

Policy Issued To:

Attached to and Forming Part of
Master Policy
   Number:

LaSalle Bank National Association as Trustee for the

12-670-4-2975

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC1

135 South LaSalle Street

Effective Date of Policy:

Suite 1625

   February 1, 2003

Chicago, Illinois  60674

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

A.

The following additional definitions are added to Section 1 of the Policy:

1.27

Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

1.28

Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

1.29

Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

B.

Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

2.1

Loan Underwriting and Obtaining Coverage , This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured

Form #71-70192 (8/01)

makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

2.2

Representations of the Insured , The Insured represents to the Company that:

a.

All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

b.

All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

c.

The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

2.3

Company's Remedies for Misrepresentation ---, If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

C.

Notwithstanding any other provision of the Policy, including any endorsement to the Policy, Section 2.4 of the Policy is deleted in its entirely and replaced with the following:

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in a Transmittal or the related Loan File, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

a.

The misrepresentation must not have been knowingly made, or knowingly participated in, by:

Form #71-70192 (8/01)

1.

The Insured or any other Person which originated the Loan; or

2.

Any other of the following Persons:

i)

appraiser, correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

ii)

escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

b.

The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Transmittal.

c.

This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application or Transmittal (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

d.

This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

e.

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

D.

Section 2.12 of the Policy is added with the following:

2.12

Post Underwriting Review and Copies of Loan Files --- The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

E.

Section 4.8 is deleted in its entirety and replaced with the following:

4.8

Down Payment , Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

Form #71-70192 (8/01)

F.

Section 4.11 of the Policy is added with the following:

4.11

Non-Eligible Loans , Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

G.

Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

7.9

No Agency , Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be   agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Form #71-70192 (8/01)

Mortgage Guaranty Insurance Corporation MGIC 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Endorsement to Mortgage Guaranty Master Policy

Policy Issued to:

Master Policy Number:

LaSalle Bank National Association as Trustee for the

12-670-4-2975

Structured Asset Investment Loan Trust Mortgage

Pass-Through Certificates Series 2003-BC1

135 South LaSalle Street

Effective Date of Policy:

Suite 1625

      February 1, 2003

Chicago, Illinois  60674

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.

Primary Policy

A.

The following definitions are added to the Policy:

1.30

"Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

1.31

"Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

1.32

"Per Loan Loss Percentage" means, as applicable to Loans with an Original LTV as follows, the indicated percentage, or such other percentage as set forth on the applicable Certificate:

Original LTV

Per Loan Loss

Percentage

As shown on the Commitment Certificate

B.

The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

Form #71-70201 (10/01)

4.11

Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section 5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

4.12

Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

C

Section 5.8 is amended by adding a new subparagraph (f) as follows:

f.

A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

D.

The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

5.14

Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan in at least the following percent, as applicable to the indicated Original LTV, or for some or all of the Loans such other coverage percent as set forth on the applicable Certificate:

Minimum Primary Policy Coverage

Original LTV

Percentage

As shown on the Commitment Certificate

Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

E.

Section 6.1 is deleted in its entirety and replaced with the following:

The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than ninety (90) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of ninety (90) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) ninety (90) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the ninety (90) day period for filing of a Claim.

If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of a Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

F.

The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

6.2

Calculation of Claim Amount --- Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

G.

Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

Form #71-70201 (10/01)

(vi).

The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under Section  4.12 of this Policy not to have applied.

H.

Section 6.3(b) is deleted in its entirety and replaced with the following:

b.

Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

I.

The following is added at the end of Section 6.3:

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.

Other Provisions

A.

Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

1.13

Insured means:

a.

The Person designated on the face of this Policy; or

b.

Any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

B.

Section 1.24 is amended by adding the following sentence at the end thereof:

"For purposes of this Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified."

C.

Section 2.3 of the Policy is amended to read in its entirety as follows:

2.3

Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim with respect to such Loan, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate with respect to such Loan retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation with respect to such Loan). In the case of such cancellation or recission, the Company shall return at that time all paid premiums retroactively to such applicable date.

D.

Section 2.4 and all references thereto in the Policy are deleted in their entirety.

Form #71-70201 (10/01)

E.

Section 2.6a. of the Policy is amended to read in its entirety as follows:

a.

The Company must give the Insured prior notice of the due date for payment of the applicable premium payable for coverage of all Loans insured under this Policy.  The entire premium for all Loans must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay monthly renewal premiums, and coverage of such Default will continue, while such Default exists.  If such Default is not cured and results in a Claim, such unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

If a Default occurs prior to the date through which the entire premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium on such Loan in Default shall be due in order to maintain coverage of such Default. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage.

If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any existing or future Defaults on any of the Loans will not be covered under this Policy.

Notwithstanding the foregoing, the Insured shall remain obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.8 of this Policy.

F.

Section 2.8 is amended to read in its entirety as follows:

2.8

Cancellation by the Insured of a Certificate --- Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan under this Policy may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than 55% of the Value of the Property or if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

G.

Section 3.5 is amended to read in its entirety as follows:

3.5

Change of Insured --- Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If coverage of a Loan is to be assigned or transferred by the Insured to a new Insured, the Insured shall request the Company's approval thereof and if the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Notwithstanding the foregoing, upon notice to the Company, the Insured may transfer coverage of a Loan to the Owner thereof or, upon the securitization of a Loan, to any trustee in such securitization, in each case without the prior approval of the Company; provided, however, that if in connection therewith there is a change in Servicer or if the servicing of the Loan is assumed by the new Insured or another Person, Section 3.4 of this Policy shall apply and the approval by the Company of such new Servicer, Insured or other Person shall be required.

Form #71-70201 (10/01)

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Form #71-70201 (10/01)

MGIC

Mortgage Guaranty Commitment/Certificate

Mortgage Guaranty Insurance Corporation (the "Company"), 250 E. Kilbourn Avenue/P.O. Box 488 Milwaukee, Wisconsin 53201-0488, hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on the Loan identified below, subject to the terms and conditions of the Master Policy, the conditions noted, if any, and in reliance on the Insured's application for insurance.

Insured

LaSalle Bank National Association as Trustee for the

Name

Structured Asset Investment Loan Trust Mortgage

Mailing

Pass-Through Certificates Series 2003-BC1

Address

135 South LaSalle Street

Suite 1625

Chicago, Illinois  60674

Master Policy #

12-670-4-2975

/Total Amount Due $

See 1st billing

COMMITMENT/CERTIFICATE

To be Assigned

/Initial Premium $

See 1st Billing

Commitment Effective Date

02/01/2003

/Amount of Loans Insured

$212,580,577.22

in aggregate and as

identified on Appendix A

Commitment Expiration

03/31/2003

/Amount of Coverage

See list of loans

Date

identified on Appendix A

LOAN INFORMATION

Borrower Name:

 See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.

Property Address:  See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.

Sale Price:

See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.

/

Appraised Value:

 See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.

/

 Amortization Period: See Attachment 1 for incorporation by reference of all other Loan information referred to in this section of the Commitment/Certificate.

(Continued on Attachment 1)

Initial

Premium

Description

Annual Renewals %

See Attachment 1

COMPANY’S DECLARATION:  The Company has obtained the above Loan information from the Loan application and supporting documentation submitted by the Insured.  The Company has relied on the Loan information being correct and true in extending coverage to the Loan.  The Company considers the Loan information to be representations of the Insured which are material to the Company’s acceptance of the risk and to the hazard assumed.

INSURED CERTIFICATION: The undersigned certifies that the: 1) Loan transaction, as described above, has been Consummated; 2) Loan information set forth above on the Original Commitment/Certificate (C/C) is true and correct and the Company can rely on it in extending coverage to the Loan; 3) Loan is not in Default at the time the applicable premium is paid; 4) Conditions, if any, identified on the Original C/C, have been satisfied; 5) Insured has attached to its retained original C/C the insured Application and all supporting documentation and representations submitted to the Company by or on behalf of the Insured; and 6) Insured has no knowledge of any material changes in any statement contained in such Application, supporting documentation or representations.

Any assignment of the servicing of the Loan or rights of the Insured under the C/C must be in accordance with the terms and conditions of the Master Policy.  All capitalized terms herein shall have the same meaning set forth in the Master Policy.

Mortgage Guaranty Commitment/Certificate

Attachment 1

SERVICING SOLD?  If so, complete the SERVICING DATA BOX on REMITTANCE COPY you send to MGIC.

Effective Date of Certificate February 1, 2003	Insured Loan Number	Authorized Signature of Insured

Form #71-7066 (2/94)

Sign and keep this Original Commitment/Certificate.

DO NOT SEND TO MGIC.

Mortgage Guaranty Commitment/Certificate

Attachment 1

The Company hereby insures a total of 1,543 loans, identified on the attached Appendix A  (individually a "Loan" or collectively the "Loans"), with an aggregate Amount of Loan Insured (for all Loans) of   $212,580,577.22 as identified above.   The Amount of Loan Insured, Amount of Primary Coverage, and the Amount of MGIC Coverage for each individual Loan are as shown on Appendix A.

The initial and renewal premium will be non-refundable and will be payable monthly for each month coverage remains in effect. Such premiums are calculated as a per annum percentage of 83 basis points (0.83%) for the fixed rate loans and 139 basis point (1.39%) for the ARM loans as shown on Appendix A applied to the scheduled principal balance of each Loan determined as of the beginning of the prior month.  The quoted premium rate does not reflect premium taxes which are due and required to be paid by the insured in the states of Kentucky and West Virginia.  The portfolio contains 18 loans in these states.

In issuing this Commitment/Certificate for the Loans, the Company relied upon certain information and data received from Lehman Brothers including, but not limited to information and data contained in several Internet file transfers to the Company from Lehman Brothers in January and February, 2003, and a letter agreement dated February 25, 2003, between the Company, Lehman Brothers, and the Insured, all of which will be considered part of the "Application" or "Transmittal" for insurance of the Loans, such Internet files and letter being attached to and made a part of this Commitment/Certificate.

Pursuant to Section 2.7(a) of the Master Policy referred to above this Commitment/Certificate is certified and becomes effective without the Insured's execution and return of same.

This Commitment/Certificate is also subject to the terms and conditions of the following Endorsements, which are applicable to all of the Loans:

(1)

Endorsement to Mortgage Guaranty Master Policy -- MGIC Form #71-70192 (6/01)

(2)

Master Reporting Program Endorsement -- MGIC Form #71-70201 (10/01)

Form #71-7066 (2/94)

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

Totals	1543	$212,580,577.22
1	11939824	$ 86,400.00	88.16	0	32	ARM	139 bps
2	11939857	$ 104,290.49	88.85	0	33	ARM	139 bps
3	11939972	$ 178,600.00	94.50	0	37	ARM	139 bps
4	11939980	$ 219,000.00	89.39	0	33	ARM	139 bps
5	14559629	$ 107,618.37	85.00	0	30	ARM	139 bps
6	14559850	$ 178,212.86	85.00	0	30	ARM	139 bps
7	14559868	$ 206,656.46	84.49	0	29	ARM	139 bps
8	14576045	$ 117,034.02	94.98	0	37	ARM	139 bps
9	14638019	$ 244,828.14	95.00	0	37	fixed	139 bps
10	14638043	$ 182,446.57	100.00	0	40	ARM	139 bps
11	14638084	$ 172,243.15	80.23	0	26	ARM	139 bps
12	14638118	$ 151,509.53	95.00	0	37	ARM	139 bps
13	14638191	$ 87,405.46	85.00	0	30	ARM	139 bps
14	14638324	$ 86,574.40	85.00	0	30	ARM	139 bps
15	14638357	$ 141,059.84	90.00	0	34	ARM	139 bps
16	14638449	$ 100,705.56	90.00	0	34	fixed	139 bps
17	106768435	$ 308,272.46	82.40	0	28	ARM	139 bps
18	106795024	$ 169,655.51	85.00	0	30	fixed	139 bps
19	106795172	$ 89,910.95	85.00	0	30	ARM	139 bps
20	106795271	$ 78,995.86	88.00	0	32	fixed	83 bps
21	106795594	$ 63,576.80	85.00	0	30	fixed	83 bps
22	106795768	$ 191,617.69	83.48	0	29	ARM	139 bps
23	106795784	$ 74,850.64	80.65	0	26	ARM	139 bps
24	106796428	$ 60,126.19	90.00	0	34	ARM	139 bps
25	106796493	$ 95,228.70	90.00	0	34	ARM	139 bps
26	106796659	$ 315,165.00	90.00	0	34	ARM	139 bps
27	106797384	$ 99,235.74	85.00	0	30	ARM	139 bps
28	106797939	$ 84,896.95	90.00	0	34	ARM	139 bps
29	106798234	$ 158,947.27	90.00	0	34	fixed	83 bps
30	106798507	$ 309,157.43	89.86	0	34	ARM	139 bps
31	106798564	$ 72,106.14	85.00	0	30	ARM	139 bps
32	106798689	$ 80,794.99	90.00	0	34	ARM	139 bps
33	106798770	$ 201,951.01	90.00	0	34	ARM	139 bps
34	106799034	$ 168,735.73	85.00	0	30	ARM	139 bps
35	106799273	$ 42,844.53	90.00	0	34	ARM	139 bps
36	106800352	$ 73,553.24	90.00	0	34	ARM	139 bps
37	106800451	$ 107,735.03	85.00	0	30	ARM	139 bps
38	106800600	$ 220,011.76	90.00	0	34	fixed	83 bps
39	106801244	$ 133,209.48	85.00	0	30	fixed	83 bps
40	106802572	$ 135,698.87	85.00	0	30	ARM	139 bps
41	106802630	$ 53,866.15	90.00	0	34	ARM	139 bps
42	106803604	$ 53,867.72	90.00	0	34	ARM	139 bps
43	106803620	$ 53,845.02	90.00	0	34	ARM	139 bps
44	106828890	$ 138,917.95	90.00	0	34	fixed	83 bps
45	106829054	$ 203,525.35	89.87	0	34	ARM	139 bps
46	106829161	$ 116,674.94	90.00	0	34	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

47	106829229	$ 132,722.89	90.00	0	34	fixed	83 bps
48	106829344	$ 251,141.44	90.00	0	34	fixed	83 bps
49	106829385	$ 188,474.92	90.00	0	34	ARM	139 bps
50	106829435	$ 97,229.11	84.78	0	30	ARM	139 bps
51	106829542	$ 277,949.61	90.00	0	34	ARM	139 bps
52	106829740	$ 339,039.01	85.00	0	30	ARM	139 bps
53	106829765	$ 295,884.04	90.00	0	34	ARM	139 bps
54	106829963	$ 143,712.69	90.00	0	34	ARM	139 bps
55	106829997	$ 71,355.64	90.00	0	34	fixed	83 bps
56	106830011	$ 105,983.93	85.00	0	30	ARM	139 bps
57	106830037	$ 345,618.52	85.00	0	30	ARM	139 bps
58	106830086	$ 197,343.75	90.00	0	34	ARM	139 bps
59	106830334	$ 81,861.31	85.00	0	30	ARM	139 bps
60	106830359	$ 232,986.21	85.00	0	30	ARM	139 bps
61	106830367	$ 103,246.49	90.00	0	34	ARM	139 bps
62	106830391	$ 249,958.88	85.00	0	30	ARM	139 bps
63	106830631	$ 197,007.87	95.00	0	37	fixed	83 bps
64	106830805	$ 249,433.65	89.52	0	33	fixed	83 bps
65	106830987	$ 149,318.76	85.00	0	30	fixed	83 bps
66	106831167	$ 291,657.05	90.00	0	34	fixed	83 bps
67	106831241	$ 186,331.52	85.00	0	30	fixed	83 bps
68	106831340	$ 129,802.54	85.00	0	30	ARM	139 bps
69	106831357	$ 139,081.97	90.00	0	34	fixed	83 bps
70	106831977	$ 138,810.26	90.00	0	34	ARM	139 bps
71	106831985	$ 72,658.38	90.00	0	34	ARM	139 bps
72	106832041	$ 80,757.30	81.00	0	26	fixed	83 bps
73	106832074	$ 121,135.90	90.00	0	34	fixed	83 bps
74	106832165	$ 192,370.68	85.00	0	30	ARM	139 bps
75	106832264	$ 268,259.93	90.00	0	34	ARM	139 bps
76	106832314	$ 317,841.34	85.00	0	30	fixed	83 bps
77	106832363	$ 309,569.55	90.00	0	34	ARM	139 bps
78	106832546	$ 80,507.55	85.00	0	30	ARM	139 bps
79	106832587	$ 293,283.56	90.00	0	34	fixed	83 bps
80	106832595	$ 134,633.25	90.00	0	34	fixed	83 bps
81	106832611	$ 215,338.91	90.00	0	34	ARM	139 bps
82	106832694	$ 83,483.83	90.00	0	34	fixed	83 bps
83	106833015	$ 134,587.88	89.97	0	34	ARM	139 bps
84	106833031	$ 194,385.97	82.98	0	28	ARM	139 bps
85	106833080	$ 178,018.84	85.00	0	30	ARM	139 bps
86	106833155	$ 101,529.23	84.86	0	30	ARM	139 bps
87	106833189	$ 129,983.16	90.00	0	34	fixed	83 bps
88	106833205	$ 288,569.72	89.08	0	33	fixed	83 bps
89	106833254	$ 197,189.71	90.00	0	34	fixed	83 bps
90	106833452	$ 232,300.40	84.73	0	30	ARM	139 bps
91	106833577	$ 111,157.56	90.00	0	34	fixed	83 bps
92	106833692	$ 296,342.36	90.00	0	34	ARM	139 bps
93	106833775	$ 191,478.46	87.27	0	32	ARM	139 bps
94	106833817	$ 78,040.50	90.00	0	34	ARM	139 bps
95	106833841	$ 107,648.62	90.00	0	34	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

96	106833866	$ 224,246.61	90.00	0	34	fixed	83 bps
97	106833940	$ 269,149.82	90.00	0	34	ARM	139 bps
98	106833965	$ 88,940.01	90.00	0	34	fixed	83 bps
99	106834021	$ 155,255.51	85.00	0	30	ARM	139 bps
100	106834047	$ 271,367.12	85.00	0	30	ARM	139 bps
101	106834120	$ 245,145.59	84.83	0	30	ARM	139 bps
102	106834146	$ 203,388.69	85.00	0	30	ARM	139 bps
103	106834179	$ 196,741.21	85.00	0	30	ARM	139 bps
104	106834252	$ 292,028.98	88.79	0	33	fixed	83 bps
105	106834336	$ 258,680.03	95.00	0	37	ARM	139 bps
106	106834419	$ 197,561.59	90.00	0	34	ARM	139 bps
107	106834427	$ 118,461.33	90.00	0	34	fixed	83 bps
108	106834708	$ 105,964.84	90.00	0	34	ARM	139 bps
109	106834823	$ 123,628.38	81.05	0	26	ARM	139 bps
110	106834914	$ 224,323.33	84.91	0	30	ARM	139 bps
111	106834922	$ 194,852.08	85.00	0	30	ARM	139 bps
112	106834948	$ 108,602.55	90.00	0	34	ARM	139 bps
113	106835069	$ 103,067.31	90.00	0	34	fixed	83 bps
114	106835176	$ 220,337.74	85.00	0	30	ARM	139 bps
115	106835481	$ 99,527.31	90.00	0	34	ARM	139 bps
116	106835499	$ 191,317.53	90.00	0	34	ARM	139 bps
117	106835549	$ 165,603.85	90.00	0	34	fixed	83 bps
118	106835572	$ 282,560.46	90.00	0	34	fixed	83 bps
119	106835838	$ 117,408.54	90.00	0	34	fixed	83 bps
120	106835937	$ 143,522.77	84.71	0	30	ARM	139 bps
121	106835945	$ 203,388.69	81.60	0	27	ARM	139 bps
122	106836067	$ 182,115.26	85.00	0	30	fixed	83 bps
123	106836075	$ 194,685.01	90.00	0	34	ARM	139 bps
124	106836091	$ 213,647.97	90.00	0	34	ARM	139 bps
125	106836133	$ 128,414.74	87.84	0	32	fixed	83 bps
126	106836281	$ 133,835.91	85.00	0	30	ARM	139 bps
127	106836414	$ 164,539.12	83.76	0	29	ARM	139 bps
128	106836604	$ 122,904.63	85.00	0	30	ARM	139 bps
129	106836638	$ 170,489.07	90.00	0	34	ARM	139 bps
130	106836653	$ 211,205.09	85.00	0	30	ARM	139 bps
131	106942113	$ 116,101.03	83.18	12	16	ARM	139 bps
132	106942212	$ 96,031.88	90.00	25	9	ARM	139 bps
133	106942246	$ 166,003.23	90.00	25	9	ARM	139 bps
134	106942261	$ 322,201.78	86.16	25	6	ARM	139 bps
135	106942279	$ 70,907.24	86.71	25	6	ARM	139 bps
136	106942402	$ 369,660.97	90.00	25	9	ARM	139 bps
137	106942436	$ 107,279.78	90.00	25	9	ARM	139 bps
138	106942527	$ 268,213.75	89.67	25	9	ARM	139 bps
139	106942543	$ 92,883.81	89.74	25	9	ARM	139 bps
140	106993652	$ 93,325.33	85.00	0	30	ARM	139 bps
141	106993678	$ 138,382.77	90.00	0	34	ARM	139 bps
142	106993728	$ 224,495.90	84.91	0	30	ARM	139 bps
143	106993736	$ 59,385.37	85.00	0	30	ARM	139 bps
144	106993793	$ 147,625.92	85.00	0	30	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

145	106993819	$ 224,470.24	90.00	0	34	fixed	83 bps
146	106993843	$ 69,331.92	90.00	0	34	ARM	139 bps
147	106993975	$ 59,406.73	85.00	0	30	fixed	83 bps
148	106994023	$ 100,497.94	91.64	0	35	ARM	139 bps
149	106994049	$ 67,069.23	85.00	0	30	ARM	139 bps
150	106994056	$ 40,338.84	90.00	0	34	ARM	139 bps
151	106994072	$ 70,976.37	90.00	0	34	ARM	139 bps
152	106994080	$ 57,704.36	85.00	0	30	ARM	139 bps
153	106994114	$ 139,324.89	90.00	0	34	ARM	139 bps
154	106994148	$ 38,186.85	90.00	0	34	fixed	83 bps
155	106994197	$ 296,300.72	90.00	0	34	fixed	83 bps
156	106994221	$ 51,459.14	85.00	0	30	ARM	139 bps
157	106994247	$ 212,045.65	90.00	0	34	ARM	139 bps
158	106994254	$ 78,466.67	85.00	0	30	fixed	83 bps
159	106994270	$ 84,445.13	90.00	0	34	fixed	83 bps
160	106994296	$ 174,016.29	85.00	0	30	ARM	139 bps
161	106994312	$ 87,589.37	90.00	0	34	ARM	139 bps
162	106994338	$ 143,032.91	85.00	0	30	ARM	139 bps
163	106994361	$ 62,872.06	90.00	0	34	ARM	139 bps
164	106994429	$ 59,401.53	85.00	0	30	ARM	139 bps
165	106994437	$ 61,117.90	85.00	0	30	ARM	139 bps
166	106994460	$ 134,769.15	90.00	0	34	ARM	139 bps
167	106994486	$ 102,720.88	85.00	0	30	ARM	139 bps
168	106994494	$ 60,183.83	90.00	0	34	ARM	139 bps
169	106994544	$ 364,296.92	89.96	0	34	ARM	139 bps
170	106994593	$ 186,749.21	85.00	0	30	ARM	139 bps
171	106994601	$ 73,662.62	90.00	0	34	ARM	139 bps
172	106994635	$ 169,679.14	85.00	0	30	ARM	139 bps
173	106994726	$ 155,227.25	90.00	0	34	ARM	139 bps
174	106994734	$ 37,498.05	90.00	0	34	fixed	83 bps
175	106994759	$ 300,823.64	90.00	0	34	ARM	139 bps
176	106994791	$ 83,681.93	90.00	0	34	ARM	139 bps
177	106994882	$ 227,419.20	84.44	0	29	ARM	139 bps
178	106994890	$ 323,436.68	90.00	0	34	ARM	139 bps
179	106994908	$ 95,833.07	84.21	0	29	fixed	83 bps
180	106994940	$ 97,551.49	85.00	0	30	ARM	139 bps
181	106994965	$ 72,157.18	85.00	0	30	ARM	139 bps
182	106994981	$ 271,928.38	89.97	0	34	ARM	139 bps
183	106995046	$ 96,156.75	90.00	0	34	ARM	139 bps
184	106995111	$ 201,041.78	85.00	0	30	fixed	83 bps
185	106995129	$ 115,387.96	85.00	0	30	ARM	139 bps
186	106995145	$ 237,072.12	95.00	0	37	ARM	139 bps
187	106995160	$ 122,657.45	89.35	0	33	ARM	139 bps
188	106995186	$ 67,388.52	90.00	0	34	fixed	83 bps
189	106995236	$ 55,175.88	85.00	0	30	ARM	139 bps
190	106995244	$ 128,471.79	85.00	0	30	ARM	139 bps
191	106995293	$ 85,369.49	90.00	0	34	fixed	83 bps
192	106995301	$ 142,298.91	95.00	0	37	ARM	139 bps
193	106995350	$ 246,829.05	89.03	0	33	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

194	106995384	$ 125,592.29	85.00	0	30	ARM	139 bps
195	106995418	$ 86,249.78	90.00	0	34	ARM	139 bps
196	106995426	$ 171,618.57	84.11	0	29	ARM	139 bps
197	106995434	$ 70,083.84	90.00	0	34	ARM	139 bps
198	106995459	$ 71,166.46	85.00	0	30	ARM	139 bps
199	106995491	$ 251,435.39	90.00	0	34	ARM	139 bps
200	106995541	$ 127,241.09	85.00	0	30	ARM	139 bps
201	106995558	$ 100,192.71	90.00	0	34	ARM	139 bps
202	106995566	$ 242,482.13	90.00	0	34	ARM	139 bps
203	106995582	$ 77,707.51	90.00	0	34	ARM	139 bps
204	106995590	$ 56,022.89	85.00	0	30	fixed	83 bps
205	106995608	$ 149,062.97	90.00	0	34	ARM	139 bps
206	106995616	$ 220,551.26	85.00	0	30	ARM	139 bps
207	106995665	$ 161,232.82	85.00	0	30	fixed	83 bps
208	106995715	$ 123,066.67	85.00	0	30	ARM	139 bps
209	106995731	$ 260,137.86	85.00	0	30	ARM	139 bps
210	106995749	$ 134,666.06	84.38	0	29	ARM	139 bps
211	106995814	$ 125,688.32	90.00	0	34	ARM	139 bps
212	106995822	$ 89,996.38	85.00	0	30	ARM	139 bps
213	106995905	$ 260,266.22	90.00	0	34	ARM	139 bps
214	106995947	$ 166,107.96	87.17	0	32	ARM	139 bps
215	106995970	$ 61,530.01	90.00	0	34	fixed	83 bps
216	106995988	$ 389,049.49	90.00	0	34	ARM	139 bps
217	106996036	$ 86,284.11	90.00	0	34	ARM	139 bps
218	106996093	$ 49,439.81	90.00	0	34	ARM	139 bps
219	106996127	$ 193,196.72	90.00	0	34	ARM	139 bps
220	106996168	$ 284,703.41	90.00	0	34	ARM	139 bps
221	106996176	$ 182,809.58	84.81	0	30	ARM	139 bps
222	106996218	$ 53,807.11	85.00	0	30	ARM	139 bps
223	106996390	$ 265,130.61	85.00	0	30	ARM	139 bps
224	106996465	$ 133,007.63	85.00	0	30	ARM	139 bps
225	106996499	$ 66,659.99	90.00	0	34	ARM	139 bps
226	106996549	$ 50,939.11	85.00	0	30	ARM	139 bps
227	106996572	$ 130,268.38	90.00	0	34	ARM	139 bps
228	106996580	$ 93,285.01	85.00	0	30	fixed	83 bps
229	106996622	$ 74,235.33	85.00	0	30	ARM	139 bps
230	106996648	$ 80,874.69	90.00	0	34	fixed	83 bps
231	106996689	$ 67,404.75	90.00	0	34	ARM	139 bps
232	106996770	$ 101,857.58	85.00	0	30	ARM	139 bps
233	106996838	$ 72,972.90	85.00	0	30	fixed	83 bps
234	106996853	$ 76,872.87	85.56	0	30	fixed	83 bps
235	106996861	$ 314,294.27	81.82	0	27	ARM	139 bps
236	106997067	$ 85,722.29	85.00	0	30	ARM	139 bps
237	106997133	$ 106,447.04	85.00	0	30	ARM	139 bps
238	106997141	$ 152,745.13	85.00	0	30	fixed	83 bps
239	106997315	$ 65,316.10	85.00	0	30	fixed	83 bps
240	106997349	$ 69,104.92	85.00	0	30	fixed	83 bps
241	106997356	$ 70,378.41	85.00	0	30	ARM	139 bps
242	106997414	$ 49,052.22	90.00	0	34	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

243	106997422	$ 35,239.82	85.00	0	30	ARM	139 bps
244	106997497	$ 55,696.46	90.00	0	34	ARM	139 bps
245	106997521	$ 241,870.30	85.00	0	30	ARM	139 bps
246	106997554	$ 93,319.88	85.00	0	30	ARM	139 bps
247	106997570	$ 140,327.51	95.00	0	37	ARM	139 bps
248	106997596	$ 67,027.09	85.00	0	30	ARM	139 bps
249	106997612	$ 35,652.12	85.00	0	30	ARM	139 bps
250	106997620	$ 40,745.28	85.00	0	30	ARM	139 bps
251	106997737	$ 97,929.42	90.00	0	34	ARM	139 bps
252	106997760	$ 44,027.01	90.00	0	34	ARM	139 bps
253	106997786	$ 59,746.22	85.00	0	30	fixed	83 bps
254	106997844	$ 138,320.77	85.00	0	30	ARM	139 bps
255	106997919	$ 76,407.99	85.00	0	30	ARM	139 bps
256	106997992	$ 181,248.87	90.00	0	34	ARM	139 bps
257	106998016	$ 286,974.24	90.00	0	34	ARM	139 bps
258	106998040	$ 76,380.09	90.00	0	34	fixed	83 bps
259	106998057	$ 250,159.62	85.00	0	30	ARM	139 bps
260	106998065	$ 113,761.21	85.00	0	30	ARM	139 bps
261	106998073	$ 49,347.29	90.00	0	34	ARM	139 bps
262	106998081	$ 80,818.51	81.00	0	26	ARM	139 bps
263	106998149	$ 171,134.51	84.90	0	30	ARM	139 bps
264	106998222	$ 112,041.66	85.00	0	30	ARM	139 bps
265	106998289	$ 129,385.30	90.00	0	34	ARM	139 bps
266	106998396	$ 229,079.94	85.00	0	30	ARM	139 bps
267	106998487	$ 57,899.15	89.23	0	33	fixed	83 bps
268	106998503	$ 35,032.37	90.00	0	34	ARM	139 bps
269	106998511	$ 107,807.76	86.40	0	31	fixed	83 bps
270	106998552	$ 242,427.87	90.00	0	34	ARM	139 bps
271	106998578	$ 220,574.32	85.00	0	30	fixed	83 bps
272	106998651	$ 184,097.89	90.00	0	34	fixed	83 bps
273	106998776	$ 72,153.08	85.00	0	30	ARM	139 bps
274	106998784	$ 161,782.43	83.96	0	29	ARM	139 bps
275	106998925	$ 30,571.96	90.00	0	34	fixed	83 bps
276	106999030	$ 68,286.84	90.00	0	34	ARM	139 bps
277	106999055	$ 158,559.26	90.00	0	34	ARM	139 bps
278	106999063	$ 142,210.62	95.00	0	37	ARM	139 bps
279	106999139	$ 278,653.80	90.00	0	34	ARM	139 bps
280	106999154	$ 170,652.78	90.00	0	34	ARM	139 bps
281	106999162	$ 79,039.19	90.00	0	34	ARM	139 bps
282	106999170	$ 67,426.97	90.00	0	34	fixed	83 bps
283	106999345	$ 144,257.53	85.00	0	30	ARM	139 bps
284	106999360	$ 107,381.53	81.44	0	27	fixed	83 bps
285	106999410	$ 139,269.20	90.00	0	34	ARM	139 bps
286	106999428	$ 105,272.36	85.00	0	30	ARM	139 bps
287	106999519	$ 254,522.64	85.00	0	30	ARM	139 bps
288	106999568	$ 46,655.08	85.00	0	30	ARM	139 bps
289	106999576	$ 46,686.11	90.00	0	34	ARM	139 bps
290	106999667	$ 262,715.45	90.00	0	34	ARM	139 bps
291	106999675	$ 255,896.06	90.00	0	34	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

292	106999683	$ 110,335.63	85.00	0	30	ARM	139 bps
293	106999790	$ 224,216.01	90.00	0	34	ARM	139 bps
294	106999808	$ 204,783.33	90.00	0	34	ARM	139 bps
295	106999840	$ 340,734.72	85.00	0	30	ARM	139 bps
296	106999931	$ 85,335.29	90.00	0	34	fixed	83 bps
297	106999956	$ 197,720.60	90.00	0	34	ARM	139 bps
298	107000010	$ 121,213.91	90.00	0	34	ARM	139 bps
299	107000028	$ 102,266.14	85.00	0	30	ARM	139 bps
300	107000036	$ 71,880.85	90.00	0	34	ARM	139 bps
301	107000101	$ 301,137.27	85.00	0	30	ARM	139 bps
302	107000135	$ 165,368.43	85.00	0	30	ARM	139 bps
303	107000143	$ 240,758.52	90.00	0	34	ARM	139 bps
304	107000192	$ 278,514.91	90.00	0	34	ARM	139 bps
305	107000317	$ 194,746.54	83.38	0	29	ARM	139 bps
306	107000358	$ 71,874.80	90.00	0	34	fixed	83 bps
307	107000432	$ 173,107.71	85.00	0	30	ARM	139 bps
308	107000499	$ 271,202.70	95.00	0	37	ARM	139 bps
309	107000556	$ 66,046.33	90.00	0	34	ARM	139 bps
310	107000630	$ 121,277.62	90.00	0	34	ARM	139 bps
311	107000705	$ 44,119.09	85.00	0	30	ARM	139 bps
312	107000713	$ 237,541.56	85.00	0	30	ARM	139 bps
313	107000770	$ 50,067.02	85.00	0	30	ARM	139 bps
314	107000812	$ 136,492.49	90.00	0	34	ARM	139 bps
315	107000820	$ 33,103.22	85.00	0	30	ARM	139 bps
316	107000846	$ 237,259.73	85.00	0	30	ARM	139 bps
317	107000937	$ 112,323.68	90.00	0	34	ARM	139 bps
318	107001034	$ 72,802.20	90.00	0	34	fixed	83 bps
319	107001059	$ 170,687.00	90.00	0	34	ARM	139 bps
320	107001083	$ 369,171.04	83.15	0	28	ARM	139 bps
321	107001125	$ 238,063.33	90.00	0	34	ARM	139 bps
322	107001141	$ 57,670.49	85.00	0	30	ARM	139 bps
323	107001216	$ 139,216.74	90.00	0	34	ARM	139 bps
324	107001224	$ 116,827.77	90.00	0	34	ARM	139 bps
325	107001232	$ 130,284.08	90.00	0	34	ARM	139 bps
326	107001240	$ 94,792.89	90.00	0	34	ARM	139 bps
327	107001364	$ 55,179.89	85.00	0	30	ARM	139 bps
328	107001372	$ 164,292.60	90.00	0	34	ARM	139 bps
329	107001463	$ 147,893.79	85.00	0	30	ARM	139 bps
330	107001505	$ 42,429.69	85.00	0	30	fixed	83 bps
331	107001513	$ 182,379.66	83.07	0	28	ARM	139 bps
332	107001570	$ 89,093.86	84.95	0	30	fixed	83 bps
333	107001588	$ 106,898.25	90.00	0	34	fixed	83 bps
334	107001604	$ 254,399.61	85.00	0	30	ARM	139 bps
335	107001737	$ 144,050.27	95.00	0	37	ARM	139 bps
336	107001760	$ 212,068.52	85.00	0	30	fixed	83 bps
337	107001786	$ 38,201.96	85.00	0	30	ARM	139 bps
338	107001851	$ 101,822.64	85.00	0	30	ARM	139 bps
339	107001877	$ 148,504.41	85.00	0	30	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

340	107001901	$ 119,539.47	90.00	0	34	ARM	139 bps
341	107001950	$ 119,699.88	82.19	0	27	ARM	139 bps
342	107002008	$ 264,842.00	90.00	0	34	fixed	83 bps
343	107002149	$ 86,601.20	85.00	0	30	fixed	83 bps
344	107002156	$ 105,279.88	85.00	0	30	fixed	83 bps
345	107002164	$ 105,279.88	85.00	0	30	fixed	83 bps
346	107002180	$ 130,548.26	90.00	0	34	ARM	139 bps
347	107002271	$ 212,148.42	85.00	0	30	ARM	139 bps
348	107002354	$ 130,284.08	90.00	0	34	ARM	139 bps
349	107002396	$ 188,671.38	90.00	0	34	fixed	83 bps
350	107002412	$ 252,841.53	81.77	0	27	ARM	139 bps
351	107002438	$ 59,435.61	85.00	0	30	ARM	139 bps
352	107002487	$ 73,839.75	85.00	0	30	ARM	139 bps
353	107002537	$ 156,231.05	90.00	0	34	fixed	83 bps
354	107002545	$ 75,726.26	95.00	0	37	ARM	139 bps
355	107002560	$ 56,036.73	85.00	0	30	fixed	83 bps
356	107002628	$ 61,992.00	85.07	0	30	ARM	139 bps
357	107002636	$ 58,418.31	90.00	0	34	ARM	139 bps
358	107002677	$ 193,179.84	90.00	0	34	ARM	139 bps
359	107002693	$ 50,307.73	90.00	0	34	fixed	83 bps
360	107002750	$ 144,306.19	85.00	0	30	ARM	139 bps
361	107002792	$ 59,195.97	85.00	0	30	ARM	139 bps
362	107002842	$ 54,815.11	90.00	0	34	ARM	139 bps
363	107002875	$ 217,239.98	85.00	0	30	ARM	139 bps
364	107002917	$ 43,132.28	90.00	0	34	ARM	139 bps
365	107002982	$ 118,578.82	90.00	0	34	ARM	139 bps
366	107004244	$ 281,038.59	95.00	30	7	fixed	83 bps
367	107004269	$ 53,952.83	90.00	25	9	fixed	83 bps
368	107004277	$ 86,150.26	95.00	30	7	fixed	83 bps
369	107004285	$ 67,243.83	90.00	25	9	fixed	83 bps
370	107004301	$ 343,940.04	85.19	25	5	fixed	83 bps
371	107004319	$ 219,902.21	90.00	25	9	fixed	83 bps
372	107004327	$ 141,764.44	95.00	30	7	fixed	83 bps
373	107004343	$ 95,075.60	90.70	30	4	fixed	83 bps
374	107004350	$ 67,985.32	90.00	25	9	fixed	83 bps
375	107004368	$ 178,746.96	97.00	30	9	fixed	83 bps
376	107004376	$ 53,733.35	90.00	25	9	fixed	83 bps
377	107004392	$ 40,365.69	90.00	25	9	fixed	83 bps
378	107004418	$ 94,876.30	80.68	20	6	fixed	83 bps
379	107004442	$ 104,126.39	95.00	30	7	fixed	83 bps
380	107004459	$ 104,333.41	83.10	20	8	fixed	83 bps
381	107004467	$ 149,935.94	84.00	20	9	fixed	83 bps
382	107004475	$ 62,739.55	90.00	25	9	fixed	83 bps
383	107004483	$ 78,899.42	90.00	25	9	fixed	83 bps
384	107004491	$ 156,141.58	95.00	30	7	fixed	83 bps
385	107004509	$ 76,226.49	80.53	20	6	fixed	83 bps
386	107004517	$ 141,436.52	80.06	20	6	fixed	83 bps
387	107004525	$ 114,962.02	94.98	30	7	fixed	83 bps
388	107004533	$ 331,369.51	95.00	30	7	fixed	83 bps
389	107004541	$ 95,156.74	94.98	30	7	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

390	107004558	$ 64,577.95	90.00	25	9	fixed	83 bps
391	107004574	$ 119,114.19	89.18	25	8	fixed	83 bps
392	107004590	$ 167,592.54	95.00	30	7	fixed	83 bps
393	107004608	$ 133,147.10	89.00	25	8	fixed	83 bps
394	107004616	$ 65,060.02	94.93	30	7	fixed	83 bps
395	107004640	$ 98,695.88	88.39	25	8	fixed	83 bps
396	107004665	$ 84,413.25	89.47	25	8	fixed	83 bps
397	107004681	$ 50,120.47	94.99	30	7	fixed	83 bps
398	107004699	$ 158,224.96	90.00	25	9	fixed	83 bps
399	107004707	$ 28,731.22	90.00	25	9	fixed	83 bps
400	107004715	$ 115,585.79	95.00	30	7	fixed	83 bps
401	107004731	$ 227,377.28	97.00	30	9	fixed	83 bps
402	107004749	$ 84,257.29	90.00	25	9	fixed	83 bps
403	107004756	$ 255,768.80	90.00	25	9	fixed	83 bps
404	107004764	$ 113,681.27	95.00	30	7	fixed	83 bps
405	107004772	$ 397,063.61	86.02	25	6	fixed	83 bps
406	107004780	$ 265,178.18	95.00	30	7	fixed	83 bps
407	107004798	$ 122,807.80	89.98	25	9	fixed	83 bps
408	107004814	$ 81,596.91	86.21	25	6	fixed	83 bps
409	107004822	$ 74,757.85	95.00	30	7	fixed	83 bps
410	107004848	$ 153,751.39	94.97	30	7	fixed	83 bps
411	107004855	$ 239,364.62	80.10	12	14	fixed	83 bps
412	107004863	$ 124,502.92	95.00	30	7	fixed	83 bps
413	107004897	$ 68,207.42	90.00	25	9	fixed	83 bps
414	107004905	$ 103,205.52	90.00	25	9	fixed	83 bps
415	107004913	$ 98,633.76	89.19	25	8	fixed	83 bps
416	107004921	$ 67,368.52	94.90	30	7	fixed	83 bps
417	107004988	$ 103,025.30	90.00	25	9	fixed	83 bps
418	107004996	$ 140,967.31	95.00	30	7	fixed	83 bps
419	107005019	$ 94,734.22	97.00	30	9	fixed	83 bps
420	107005027	$ 111,167.73	97.00	30	9	fixed	83 bps
421	107005035	$ 84,869.60	94.98	30	7	fixed	83 bps
422	107005068	$ 22,406.49	90.00	25	9	fixed	83 bps
423	107005076	$ 84,227.75	95.00	30	7	fixed	83 bps
424	107005084	$ 192,874.46	90.00	25	9	fixed	83 bps
425	107005092	$ 116,621.77	86.67	25	6	fixed	83 bps
426	107005100	$ 96,143.42	95.00	30	7	fixed	83 bps
427	107005118	$ 113,182.22	90.00	25	9	fixed	83 bps
428	107005126	$ 133,568.91	90.00	25	9	fixed	83 bps
429	107005134	$ 80,649.11	90.00	25	9	fixed	83 bps
430	107005159	$ 179,662.47	89.99	25	9	fixed	83 bps
431	107005183	$ 64,490.86	94.92	30	7	fixed	83 bps
432	107005191	$ 138,957.00	90.00	25	9	fixed	83 bps
433	107005241	$ 62,728.68	97.00	30	9	fixed	83 bps
434	107005290	$ 131,118.83	88.80	25	8	fixed	83 bps
435	107005308	$ 61,521.50	95.00	30	7	fixed	83 bps
436	107005316	$ 54,619.30	81.62	20	7	fixed	83 bps
437	107005324	$ 260,144.14	90.00	25	9	fixed	83 bps
438	107005340	$ 97,230.98	85.00	20	10	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

439	107005365	$ 70,066.91	90.00	25	9	fixed	83 bps
440	107005373	$ 127,501.72	86.78	25	6	fixed	83 bps
441	107005415	$ 142,010.93	95.00	30	7	fixed	83 bps
442	107005431	$ 122,452.31	90.00	25	9	fixed	83 bps
443	107005456	$ 147,435.46	95.00	30	7	fixed	83 bps
444	107005472	$ 109,815.78	95.00	30	7	fixed	83 bps
445	107005498	$ 85,167.16	89.56	25	9	fixed	83 bps
446	107005506	$ 118,346.24	95.00	30	7	fixed	83 bps
447	107005514	$ 67,522.45	97.00	30	9	fixed	83 bps
448	107005522	$ 65,762.43	97.00	30	9	fixed	83 bps
449	107005571	$ 137,287.55	96.97	30	9	fixed	83 bps
450	107005597	$ 385,780.39	90.00	25	9	fixed	83 bps
451	107005605	$ 115,979.90	97.00	30	9	fixed	83 bps
452	107005613	$ 77,821.77	89.99	25	9	fixed	83 bps
453	107005621	$ 44,501.95	95.00	30	7	fixed	83 bps
454	107005639	$ 96,724.03	88.99	25	8	fixed	83 bps
455	107005647	$ 87,558.73	94.97	30	7	fixed	83 bps
456	107005654	$ 91,111.62	80.97	20	6	fixed	83 bps
457	107005662	$ 96,539.25	95.00	30	7	fixed	83 bps
458	107005670	$ 145,963.04	82.77	20	8	fixed	83 bps
459	107005688	$ 231,997.61	95.00	30	7	fixed	83 bps
460	107005720	$ 76,701.25	95.00	30	7	fixed	83 bps
461	107005746	$ 184,386.66	88.14	25	7	fixed	83 bps
462	107005753	$ 254,837.45	80.02	20	6	fixed	83 bps
463	107005761	$ 61,586.75	95.00	30	7	fixed	83 bps
464	107005779	$ 59,515.38	94.99	30	7	fixed	83 bps
465	107005787	$ 118,310.67	95.00	30	7	fixed	83 bps
466	107005803	$ 211,713.78	85.00	20	10	fixed	83 bps
467	107005811	$ 73,279.84	94.97	30	7	fixed	83 bps
468	107005837	$ 89,743.92	90.00	25	9	fixed	83 bps
469	107005845	$ 58,292.75	90.00	25	9	fixed	83 bps
470	107005860	$ 156,438.74	89.71	25	9	fixed	83 bps
471	107005878	$ 255,104.16	90.00	25	9	fixed	83 bps
472	107005886	$ 217,202.02	97.00	30	9	fixed	83 bps
473	107005894	$ 152,078.94	90.00	25	9	fixed	83 bps
474	107005910	$ 142,349.93	85.00	20	10	fixed	83 bps
475	107005928	$ 164,563.83	89.19	25	8	fixed	83 bps
476	107005936	$ 125,617.09	97.00	30	9	fixed	83 bps
477	107005944	$ 64,577.95	90.00	25	9	fixed	83 bps
478	107005951	$ 102,707.31	94.98	30	7	fixed	83 bps
479	107005977	$ 138,240.13	95.00	30	7	fixed	83 bps
480	107005985	$ 70,899.07	84.71	20	10	fixed	83 bps
481	107005993	$ 359,392.57	83.84	20	9	fixed	83 bps
482	107006009	$ 203,429.34	95.00	30	7	fixed	83 bps
483	107006017	$ 92,528.14	95.00	30	7	fixed	83 bps
484	107006025	$ 103,120.64	90.00	25	9	fixed	83 bps
485	107006058	$ 110,200.42	90.00	25	9	fixed	83 bps
486	107006074	$ 60,817.04	81.88	20	7	fixed	83 bps
487	107006082	$ 142,557.64	95.00	30	7	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

488	107006116	$ 174,718.82	94.99	30	7	fixed	83 bps
489	107006124	$ 251,582.34	97.00	30	9	fixed	83 bps
490	107006132	$ 183,823.78	90.00	25	9	fixed	83 bps
491	107006140	$ 101,339.73	90.00	25	9	fixed	83 bps
492	107006157	$ 155,064.72	89.71	25	9	fixed	83 bps
493	107006199	$ 383,982.33	89.22	25	8	fixed	83 bps
494	107006207	$ 127,542.41	87.07	25	7	fixed	83 bps
495	107006223	$ 144,497.16	90.00	25	9	fixed	83 bps
496	107006256	$ 89,686.19	90.00	25	9	fixed	83 bps
497	107006264	$ 232,335.76	83.21	20	8	fixed	83 bps
498	107006272	$ 101,417.97	90.00	25	9	fixed	83 bps
499	107006298	$ 229,904.41	94.99	30	7	fixed	83 bps
500	107006306	$ 96,949.46	90.00	25	9	fixed	83 bps
501	107006314	$ 304,313.70	90.00	25	9	fixed	83 bps
502	107006322	$ 149,817.22	85.00	20	10	fixed	83 bps
503	107006330	$ 368,609.73	84.09	20	9	fixed	83 bps
504	107006348	$ 183,888.32	90.00	25	9	fixed	83 bps
505	107006355	$ 217,393.93	94.78	30	7	fixed	83 bps
506	107006363	$ 96,498.77	97.00	30	9	fixed	83 bps
507	107006371	$ 158,845.88	90.00	25	9	fixed	83 bps
508	107006397	$ 63,926.21	80.13	20	6	fixed	83 bps
509	107006405	$ 74,860.97	95.00	30	7	fixed	83 bps
510	107006413	$ 103,182.00	90.00	25	9	fixed	83 bps
511	107006421	$ 32,844.50	95.00	30	7	fixed	83 bps
512	107006439	$ 61,042.26	94.88	30	7	fixed	83 bps
513	107006447	$ 61,586.75	95.00	30	7	fixed	83 bps
514	107006488	$ 148,107.47	90.00	25	9	fixed	83 bps
515	107006504	$ 83,940.86	85.00	20	10	fixed	83 bps
516	107006512	$ 106,511.56	84.96	20	10	fixed	83 bps
517	107006520	$ 195,581.63	90.00	25	9	fixed	83 bps
518	107006546	$ 96,936.51	90.00	25	9	fixed	83 bps
519	107006561	$ 112,195.01	90.00	25	9	fixed	83 bps
520	107006579	$ 113,099.21	90.00	25	9	fixed	83 bps
521	107006587	$ 111,664.35	89.60	25	9	fixed	83 bps
522	107006611	$ 158,579.69	84.57	20	10	fixed	83 bps
523	107006629	$ 135,350.28	97.00	30	9	fixed	83 bps
524	107006652	$ 115,573.25	90.00	25	9	fixed	83 bps
525	107015380	$ 110,559.56	90.00	0	34	ARM	139 bps
526	107016917	$ 304,651.22	90.00	0	34	ARM	139 bps
527	107131757	$ 318,239.88	85.00	0	30	ARM	139 bps
528	107132292	$ 311,286.65	85.00	0	30	ARM	139 bps
529	107133456	$ 302,211.89	83.47	0	29	ARM	139 bps
530	107134132	$ 300,538.50	95.00	0	37	fixed	83 bps
531	107134363	$ 302,880.98	95.00	0	37	ARM	139 bps
532	107134538	$ 381,391.74	88.95	0	33	ARM	139 bps
533	107140642	$ 398,960.97	81.63	0	27	ARM	139 bps
534	107143596	$ 305,235.63	90.00	0	34	ARM	139 bps
535	107146847	$ 310,168.91	84.92	0	30	ARM	139 bps
536	107146987	$ 153,889.47	84.08	6	23	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

537	107147019	$ 36,759.29	90.00	12	22	fixed	83 bps
538	107147043	$ 242,334.79	90.00	12	22	ARM	139 bps
539	107147068	$ 116,674.62	90.00	12	22	ARM	139 bps
540	107147084	$ 76,323.33	90.00	12	22	ARM	139 bps
541	107147142	$ 43,518.47	90.00	12	22	fixed	83 bps
542	107147159	$ 215,284.52	88.12	12	20	ARM	139 bps
543	107147183	$ 138,940.22	87.19	12	20	ARM	139 bps
544	107147332	$ 151,512.23	95.00	16	21	ARM	139 bps
545	107147373	$ 53,326.30	89.13	12	21	fixed	83 bps
546	107147415	$ 38,954.75	85.00	6	24	ARM	139 bps
547	107147456	$ 54,804.20	90.00	12	22	ARM	139 bps
548	107147472	$ 76,123.73	90.00	12	22	fixed	83 bps
549	107147506	$ 110,197.38	85.00	6	24	ARM	139 bps
550	107147563	$ 69,977.51	90.00	12	22	ARM	139 bps
551	107147704	$ 58,363.89	90.00	12	22	ARM	139 bps
552	107147779	$ 298,802.39	84.99	6	24	ARM	139 bps
553	107147787	$ 45,747.57	86.79	12	19	ARM	139 bps
554	107147860	$ 24,388.75	95.00	16	21	fixed	83 bps
555	107147902	$ 111,781.97	85.00	6	24	ARM	139 bps
556	107147951	$ 184,050.86	90.00	12	22	ARM	139 bps
557	107147969	$ 140,346.23	88.13	12	20	fixed	83 bps
558	107148009	$ 28,986.84	85.00	6	24	fixed	83 bps
559	107148033	$ 50,847.24	85.00	6	24	ARM	139 bps
560	107148041	$ 49,362.20	90.00	12	22	ARM	139 bps
561	107148108	$ 35,943.53	90.00	12	22	ARM	139 bps
562	107148157	$ 76,193.30	95.00	16	21	ARM	139 bps
563	107148165	$ 116,502.77	90.00	12	22	fixed	83 bps
564	107148173	$ 77,131.43	90.00	12	22	fixed	83 bps
565	107148322	$ 34,919.94	90.00	12	22	fixed	83 bps
566	107148447	$ 30,495.14	85.00	6	24	ARM	139 bps
567	107148488	$ 142,556.53	90.00	12	22	ARM	139 bps
568	107148553	$ 139,906.49	85.00	6	24	ARM	139 bps
569	107148652	$ 32,767.93	91.25	16	19	fixed	83 bps
570	107148686	$ 126,138.80	90.00	12	22	fixed	83 bps
571	107148744	$ 382,615.00	84.96	6	24	ARM	139 bps
572	107148769	$ 142,326.54	84.99	6	24	ARM	139 bps
573	107148777	$ 28,746.98	90.00	12	22	ARM	139 bps
574	107148827	$ 104,223.77	95.00	16	21	ARM	139 bps
575	107148843	$ 49,596.84	85.00	6	24	fixed	83 bps
576	107148850	$ 51,193.43	90.00	12	22	ARM	139 bps
577	107148892	$ 26,645.76	90.00	12	22	fixed	83 bps
578	107148926	$ 55,890.38	95.00	16	21	ARM	139 bps
579	107148959	$ 156,284.27	90.00	12	22	fixed	83 bps
580	107148967	$ 164,840.46	95.00	16	21	ARM	139 bps
581	107149007	$ 309,012.76	85.00	6	24	ARM	139 bps
582	107149049	$ 27,474.49	95.00	16	21	ARM	139 bps
583	107149072	$ 63,508.05	83.88	6	23	ARM	139 bps
584	107149080	$ 71,223.11	85.00	6	24	fixed	83 bps
585	107149221	$ 217,826.69	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

586	107149254	$ 60,976.52	95.00	16	21	fixed	83 bps
587	107149270	$ 190,594.63	85.00	6	24	ARM	139 bps
588	107149320	$ 116,565.55	95.00	16	21	ARM	139 bps
589	107149338	$ 90,794.86	95.00	16	21	ARM	139 bps
590	107149379	$ 92,209.07	80.26	6	20	fixed	83 bps
591	107149387	$ 31,330.29	85.00	6	24	ARM	139 bps
592	107149411	$ 83,537.63	90.00	12	22	ARM	139 bps
593	107149437	$ 246,763.00	90.00	12	22	ARM	139 bps
594	107149486	$ 144,104.06	85.00	6	24	ARM	139 bps
595	107149536	$ 143,832.02	90.00	12	22	ARM	139 bps
596	107149635	$ 250,202.50	90.00	12	22	ARM	139 bps
597	107149692	$ 41,223.56	90.00	12	22	fixed	83 bps
598	107149734	$ 116,683.19	90.00	12	22	ARM	139 bps
599	107149783	$ 46,371.75	90.00	12	22	fixed	83 bps
600	107149825	$ 331,254.44	89.76	12	22	ARM	139 bps
601	107149916	$ 208,077.25	85.00	6	24	ARM	139 bps
602	107149965	$ 224,575.40	85.00	6	24	ARM	139 bps
603	107150039	$ 135,112.43	95.00	16	21	ARM	139 bps
604	107150054	$ 82,448.80	95.00	16	21	ARM	139 bps
605	107150138	$ 28,944.21	90.00	12	22	fixed	83 bps
606	107150195	$ 98,310.84	85.00	6	24	ARM	139 bps
607	107150229	$ 52,101.40	90.00	12	22	ARM	139 bps
608	107150237	$ 128,825.60	85.00	6	24	ARM	139 bps
609	107150252	$ 169,540.71	85.00	6	24	ARM	139 bps
610	107150278	$ 209,465.98	85.00	6	24	ARM	139 bps
611	107150286	$ 75,785.22	95.00	16	21	ARM	139 bps
612	107150344	$ 329,985.26	85.00	6	24	fixed	83 bps
613	107150351	$ 54,325.43	90.00	12	22	ARM	139 bps
614	107150377	$ 125,622.64	84.56	6	24	ARM	139 bps
615	107150385	$ 164,022.75	95.00	16	21	ARM	139 bps
616	107150401	$ 283,241.92	95.00	16	21	ARM	139 bps
617	107150443	$ 130,119.05	90.00	12	22	ARM	139 bps
618	107150518	$ 88,166.33	85.00	6	24	ARM	139 bps
619	107150534	$ 192,159.73	84.28	6	23	fixed	83 bps
620	107150542	$ 208,491.27	95.00	16	21	ARM	139 bps
621	107150617	$ 115,608.42	95.00	16	21	ARM	139 bps
622	107150641	$ 42,806.13	85.00	6	24	fixed	83 bps
623	107150658	$ 237,210.92	89.81	12	22	ARM	139 bps
624	107150674	$ 48,566.45	84.00	6	23	ARM	139 bps
625	107150831	$ 112,102.36	89.68	12	22	ARM	139 bps
626	107150849	$ 134,630.29	90.00	12	22	fixed	83 bps
627	107150856	$ 182,401.15	85.00	6	24	fixed	83 bps
628	107150880	$ 73,944.52	95.00	16	21	ARM	139 bps
629	107151045	$ 57,630.97	85.00	6	24	fixed	83 bps
630	107151052	$ 57,477.12	90.00	12	22	fixed	83 bps
631	107151219	$ 72,898.29	85.00	6	24	fixed	83 bps
632	107151250	$ 181,350.86	85.00	6	24	ARM	139 bps
633	107151326	$ 113,081.79	90.00	12	22	ARM	139 bps
634	107151433	$ 148,109.06	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

635	107151466	$ 16,621.68	90.00	12	22	fixed	83 bps
636	107151540	$ 138,104.51	90.00	12	22	ARM	139 bps
637	107151565	$ 96,589.91	90.00	12	22	ARM	139 bps
638	107151599	$ 52,118.16	90.00	12	22	ARM	139 bps
639	107151615	$ 65,279.96	95.00	16	21	ARM	139 bps
640	107151649	$ 56,824.14	85.00	6	24	fixed	83 bps
641	107151656	$ 250,859.61	95.00	16	21	ARM	139 bps
642	107151789	$ 73,664.19	90.00	12	22	ARM	139 bps
643	107151862	$ 135,712.86	94.98	16	21	fixed	83 bps
644	107151870	$ 128,014.03	95.00	16	21	ARM	139 bps
645	107151961	$ 59,540.27	95.00	16	21	ARM	139 bps
646	107152027	$ 84,986.30	90.00	12	22	ARM	139 bps
647	107152043	$ 22,744.49	95.00	16	21	ARM	139 bps
648	107152068	$ 208,510.20	95.00	16	21	ARM	139 bps
649	107152134	$ 80,662.72	90.00	12	22	ARM	139 bps
650	107152175	$ 156,364.74	93.73	16	20	ARM	139 bps
651	107152191	$ 139,132.74	90.00	12	22	ARM	139 bps
652	107152209	$ 189,569.17	95.00	16	21	ARM	139 bps
653	107152225	$ 78,892.58	85.00	6	24	fixed	83 bps
654	107152233	$ 123,522.29	90.00	12	22	ARM	139 bps
655	107152241	$ 152,221.55	90.00	12	22	ARM	139 bps
656	107152290	$ 146,225.78	90.00	12	22	fixed	83 bps
657	107152316	$ 114,339.74	85.00	6	24	ARM	139 bps
658	107152373	$ 140,309.44	90.00	12	22	ARM	139 bps
659	107152423	$ 230,762.48	89.12	12	21	ARM	139 bps
660	107152449	$ 100,609.57	90.00	12	22	ARM	139 bps
661	107152464	$ 44,962.59	85.00	6	24	ARM	139 bps
662	107152498	$ 197,138.73	88.79	12	21	ARM	139 bps
663	107152548	$ 160,855.69	85.00	6	24	fixed	83 bps
664	107152597	$ 57,343.13	89.98	12	22	ARM	139 bps
665	107152639	$ 129,640.13	85.00	6	24	ARM	139 bps
666	107152647	$ 80,584.96	85.00	6	24	ARM	139 bps
667	107152654	$ 127,943.82	95.00	16	21	ARM	139 bps
668	107152696	$ 152,439.21	85.00	6	24	ARM	139 bps
669	107152738	$ 56,156.92	90.00	12	22	ARM	139 bps
670	107152746	$ 40,293.07	85.00	6	24	fixed	83 bps
671	107152761	$ 138,713.79	90.00	12	22	ARM	139 bps
672	107152852	$ 205,585.11	87.83	12	20	fixed	83 bps
673	107152878	$ 213,265.29	95.00	16	21	ARM	139 bps
674	107152886	$ 47,386.57	84.82	6	24	fixed	83 bps
675	107152936	$ 197,166.36	90.00	12	22	ARM	139 bps
676	107152951	$ 84,404.60	90.00	12	22	ARM	139 bps
677	107153066	$ 61,477.17	85.00	6	24	ARM	139 bps
678	107153157	$ 165,344.03	85.00	6	24	fixed	83 bps
679	107153181	$ 269,403.37	90.00	12	22	ARM	139 bps
680	107153223	$ 121,299.01	90.00	12	22	ARM	139 bps
681	107153249	$ 179,277.55	84.95	6	24	ARM	139 bps
682	107153264	$ 237,631.47	90.00	12	22	ARM	139 bps
683	107153322	$ 101,419.91	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

684	107153355	$ 122,880.65	85.00	6	24	fixed	83 bps
685	107153371	$ 127,788.22	88.89	12	21	ARM	139 bps
686	107153561	$ 97,503.05	95.00	16	21	ARM	139 bps
687	107153595	$ 41,639.59	95.00	16	21	ARM	139 bps
688	107153629	$ 173,478.89	84.88	6	24	ARM	139 bps
689	107153686	$ 220,229.46	85.00	6	24	ARM	139 bps
690	107153694	$ 56,561.11	90.00	12	22	ARM	139 bps
691	107153769	$ 165,988.43	90.00	12	22	ARM	139 bps
692	107153785	$ 179,418.16	90.00	12	22	ARM	139 bps
693	107153843	$ 71,844.97	84.71	6	24	ARM	139 bps
694	107153868	$ 179,507.09	90.00	12	22	ARM	139 bps
695	107153918	$ 103,712.45	85.00	6	24	ARM	139 bps
696	107153926	$ 44,893.30	90.00	12	22	fixed	83 bps
697	107153959	$ 101,671.77	90.00	12	22	ARM	139 bps
698	107154007	$ 205,622.30	85.00	6	24	fixed	83 bps
699	107154072	$ 27,856.23	90.00	12	22	ARM	139 bps
700	107154106	$ 113,145.51	90.00	12	22	ARM	139 bps
701	107154114	$ 53,850.28	90.00	12	22	ARM	139 bps
702	107154122	$ 91,796.03	95.00	16	21	ARM	139 bps
703	107154171	$ 85,337.62	95.00	16	21	ARM	139 bps
704	107154254	$ 71,742.41	90.00	12	22	ARM	139 bps
705	107154262	$ 74,215.24	82.72	6	22	ARM	139 bps
706	107154304	$ 275,019.28	95.00	16	21	ARM	139 bps
707	107154312	$ 53,886.70	90.00	12	22	ARM	139 bps
708	107154361	$ 33,688.30	90.00	12	22	ARM	139 bps
709	107154379	$ 89,842.94	90.00	12	22	ARM	139 bps
710	107154429	$ 136,308.70	85.00	6	24	ARM	139 bps
711	107154445	$ 190,449.17	85.00	6	24	fixed	83 bps
712	107154452	$ 69,883.61	88.61	12	21	fixed	83 bps
713	107154510	$ 84,702.98	85.00	6	24	fixed	83 bps
714	107154536	$ 143,735.03	90.00	12	22	ARM	139 bps
715	107154544	$ 152,393.64	90.00	12	22	ARM	139 bps
716	107154577	$ 60,153.20	90.00	12	22	ARM	139 bps
717	107154593	$ 154,781.04	88.71	12	21	fixed	83 bps
718	107154619	$ 183,253.15	90.00	12	22	ARM	139 bps
719	107154627	$ 19,533.22	90.00	12	22	fixed	83 bps
720	107154684	$ 116,767.05	88.70	12	21	ARM	139 bps
721	107154692	$ 50,274.03	90.00	12	22	ARM	139 bps
722	107154734	$ 82,264.79	84.18	6	23	fixed	83 bps
723	107154742	$ 134,766.67	90.00	12	22	ARM	139 bps
724	107154775	$ 398,324.34	88.50	12	21	fixed	83 bps
725	107154890	$ 58,384.83	90.00	12	22	ARM	139 bps
726	107154957	$ 79,417.71	85.00	6	24	ARM	139 bps
727	107154973	$ 186,497.51	95.00	16	21	ARM	139 bps
728	107154999	$ 67,861.02	85.00	6	24	ARM	139 bps
729	107155061	$ 152,615.57	85.00	6	24	ARM	139 bps
730	107155079	$ 61,923.15	85.00	6	24	ARM	139 bps
731	107155160	$ 114,788.16	90.00	12	22	ARM	139 bps
732	107155202	$ 30,543.81	90.00	12	22	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

733	107155244	$ 284,002.72	89.90	12	22	ARM	139 bps
734	107155368	$ 69,946.88	90.00	12	22	ARM	139 bps
735	107155434	$ 67,003.58	81.95	6	21	fixed	83 bps
736	107155442	$ 211,007.89	90.00	12	22	ARM	139 bps
737	107155467	$ 136,021.18	90.00	12	22	fixed	83 bps
738	107155491	$ 213,688.65	85.00	6	24	fixed	83 bps
739	107155525	$ 125,704.54	88.73	12	21	ARM	139 bps
740	107155558	$ 197,459.00	90.00	12	22	ARM	139 bps
741	107155566	$ 60,755.35	81.33	6	21	ARM	139 bps
742	107155574	$ 170,474.69	90.00	12	22	ARM	139 bps
743	107155632	$ 104,713.66	84.16	6	23	ARM	139 bps
744	107155640	$ 156,687.85	85.00	6	24	ARM	139 bps
745	107155699	$ 192,865.95	88.18	12	20	ARM	139 bps
746	107155749	$ 121,568.77	85.00	6	24	ARM	139 bps
747	107155806	$ 150,945.25	95.00	16	21	ARM	139 bps
748	107155905	$ 117,443.95	85.00	6	24	ARM	139 bps
749	107155996	$ 122,851.57	85.00	6	24	ARM	139 bps
750	107156127	$ 199,011.38	95.00	16	21	ARM	139 bps
751	107156184	$ 65,382.08	95.00	16	21	fixed	83 bps
752	107156226	$ 119,526.21	85.00	6	24	ARM	139 bps
753	107156432	$ 179,699.89	84.84	6	24	fixed	83 bps
754	107156457	$ 86,378.53	90.00	12	22	ARM	139 bps
755	107156515	$ 76,235.35	90.00	12	22	ARM	139 bps
756	107156572	$ 75,733.18	84.44	6	23	ARM	139 bps
757	107156630	$ 242,457.46	90.00	12	22	ARM	139 bps
758	107156663	$ 153,058.72	85.00	6	24	ARM	139 bps
759	107156705	$ 110,164.60	85.00	6	24	ARM	139 bps
760	107156713	$ 169,534.48	85.00	6	24	fixed	83 bps
761	107156747	$ 69,989.75	90.00	12	22	fixed	83 bps
762	107156788	$ 262,324.70	85.00	6	24	fixed	83 bps
763	107156796	$ 94,157.99	90.00	12	22	fixed	83 bps
764	107156895	$ 63,760.04	90.00	12	22	ARM	139 bps
765	107156911	$ 164,325.09	85.00	6	24	ARM	139 bps
766	107156929	$ 155,084.14	85.00	6	24	ARM	139 bps
767	107157117	$ 227,281.43	84.44	6	23	ARM	139 bps
768	107157182	$ 83,490.57	85.00	6	24	ARM	139 bps
769	107157232	$ 160,945.34	89.47	12	21	ARM	139 bps
770	107157273	$ 89,759.02	92.21	16	19	ARM	139 bps
771	107157414	$ 74,392.43	95.00	16	21	ARM	139 bps
772	107157422	$ 345,651.37	90.00	12	22	ARM	139 bps
773	107157448	$ 73,597.80	90.00	12	22	ARM	139 bps
774	107157612	$ 100,587.79	90.00	12	22	ARM	139 bps
775	107157661	$ 140,056.13	87.75	12	20	ARM	139 bps
776	107157679	$ 172,308.37	90.00	12	22	fixed	83 bps
777	107157695	$ 107,721.67	90.00	12	22	ARM	139 bps
778	107157737	$ 46,616.70	85.00	6	24	fixed	83 bps
779	107157778	$ 111,812.44	95.00	16	21	fixed	83 bps
780	107157786	$ 117,732.41	84.89	6	24	ARM	139 bps
781	107157877	$ 33,455.85	90.00	12	22	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

782	107157901	$ 148,985.78	90.00	12	22	fixed	83 bps
783	107157935	$ 107,986.07	95.00	16	21	ARM	139 bps
784	107157984	$ 121,217.28	90.00	12	22	ARM	139 bps
785	107158016	$ 122,916.99	85.00	6	24	ARM	139 bps
786	107158057	$ 194,320.13	83.87	6	23	ARM	139 bps
787	107158107	$ 142,476.17	85.00	6	24	ARM	139 bps
788	107158131	$ 125,735.65	90.00	12	22	ARM	139 bps
789	107158149	$ 31,433.89	90.00	12	22	ARM	139 bps
790	107158248	$ 64,632.97	90.00	12	22	ARM	139 bps
791	107158305	$ 110,934.18	95.00	16	21	ARM	139 bps
792	107158354	$ 149,645.55	90.00	12	22	fixed	83 bps
793	107158362	$ 74,072.75	90.00	12	22	ARM	139 bps
794	107158412	$ 217,179.11	90.00	12	22	fixed	83 bps
795	107158461	$ 173,592.09	85.00	6	24	fixed	83 bps
796	107158545	$ 38,205.88	90.00	12	22	ARM	139 bps
797	107158693	$ 161,266.09	85.71	12	18	ARM	139 bps
798	107158719	$ 215,933.05	85.00	6	24	ARM	139 bps
799	107158750	$ 88,068.96	90.00	12	22	ARM	139 bps
800	107158768	$ 197,435.56	90.00	12	22	ARM	139 bps
801	107158842	$ 111,971.18	90.00	12	22	ARM	139 bps
802	107158909	$ 125,640.83	90.00	12	22	ARM	139 bps
803	107158982	$ 252,242.32	83.22	6	22	ARM	139 bps
804	107159089	$ 100,868.15	90.00	12	22	ARM	139 bps
805	107159196	$ 71,778.79	82.76	6	22	fixed	83 bps
806	107159238	$ 233,298.77	90.00	12	22	ARM	139 bps
807	107159329	$ 104,263.04	95.00	16	21	ARM	139 bps
808	107159360	$ 66,944.13	85.00	6	24	fixed	83 bps
809	107159378	$ 107,706.48	90.00	12	22	fixed	83 bps
810	107159402	$ 216,216.43	83.42	6	23	ARM	139 bps
811	107159410	$ 133,732.75	90.00	12	22	ARM	139 bps
812	107159477	$ 74,465.29	90.00	12	22	ARM	139 bps
813	107159493	$ 286,794.06	90.00	12	22	fixed	83 bps
814	107159550	$ 57,801.92	90.00	12	22	fixed	83 bps
815	107159576	$ 74,192.84	82.64	6	22	ARM	139 bps
816	107159592	$ 61,071.61	90.00	12	22	fixed	83 bps
817	107159642	$ 149,527.66	89.55	12	21	ARM	139 bps
818	107159774	$ 299,054.72	90.00	12	22	ARM	139 bps
819	107159840	$ 152,505.42	87.93	12	20	ARM	139 bps
820	107159931	$ 42,086.25	90.00	12	22	ARM	139 bps
821	107159964	$ 87,169.98	85.00	6	24	ARM	139 bps
822	107160038	$ 127,193.62	85.00	6	24	ARM	139 bps
823	107160061	$ 75,779.42	95.00	16	21	ARM	139 bps
824	107160087	$ 157,181.51	90.00	12	22	fixed	83 bps
825	107160095	$ 250,942.42	94.97	16	21	ARM	139 bps
826	107160103	$ 134,212.76	85.00	6	24	fixed	83 bps
827	107160137	$ 246,012.58	90.00	12	22	fixed	83 bps
828	107160178	$ 63,283.84	95.00	16	21	ARM	139 bps
829	107160202	$ 72,077.50	85.00	6	24	ARM	139 bps
830	107160251	$ 40,878.54	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

831	107160269	$ 105,966.16	85.00	6	24	ARM	139 bps
832	107160368	$ 90,188.54	85.00	6	24	ARM	139 bps
833	107160442	$ 126,307.83	85.00	6	24	ARM	139 bps
834	107160475	$ 123,718.83	82.67	6	22	ARM	139 bps
835	107160558	$ 114,379.07	85.00	6	24	ARM	139 bps
836	107160566	$ 179,512.02	90.00	12	22	ARM	139 bps
837	107160731	$ 39,091.81	90.00	12	22	ARM	139 bps
838	107160749	$ 63,755.09	90.00	12	22	fixed	83 bps
839	107160756	$ 143,877.49	85.00	6	24	ARM	139 bps
840	107160905	$ 85,223.59	90.00	12	22	ARM	139 bps
841	107161044	$ 46,623.66	85.00	6	24	ARM	139 bps
842	107161168	$ 36,880.17	85.00	6	24	ARM	139 bps
843	107161176	$ 80,786.77	90.00	12	22	fixed	83 bps
844	107161200	$ 121,245.08	88.04	12	20	ARM	139 bps
845	107161234	$ 22,897.92	85.00	6	24	ARM	139 bps
846	107161267	$ 172,329.48	90.00	12	22	ARM	139 bps
847	107161325	$ 158,001.91	90.00	12	22	ARM	139 bps
848	107161390	$ 179,559.15	90.00	12	22	ARM	139 bps
849	107161408	$ 71,378.48	89.38	12	21	fixed	83 bps
850	107161424	$ 156,290.33	90.00	12	22	ARM	139 bps
851	107161432	$ 177,903.78	85.00	6	24	fixed	83 bps
852	107161457	$ 381,071.55	85.00	6	24	ARM	139 bps
853	107161473	$ 24,936.93	90.00	12	22	fixed	83 bps
854	107161598	$ 133,769.34	85.00	6	24	ARM	139 bps
855	107161689	$ 105,998.04	85.00	6	24	fixed	83 bps
856	107161697	$ 126,629.93	90.00	12	22	ARM	139 bps
857	107161804	$ 76,290.49	85.00	6	24	fixed	83 bps
858	107161812	$ 236,622.85	95.00	16	21	ARM	139 bps
859	107161838	$ 69,146.85	84.51	6	23	fixed	83 bps
860	107161895	$ 207,392.85	83.20	6	22	ARM	139 bps
861	107161978	$ 190,258.84	90.00	12	22	ARM	139 bps
862	107161994	$ 70,389.46	88.13	12	20	fixed	83 bps
863	107162034	$ 299,055.36	82.19	6	21	ARM	139 bps
864	107162182	$ 86,079.35	85.00	6	24	ARM	139 bps
865	107162257	$ 49,204.37	85.00	6	24	ARM	139 bps
866	107162299	$ 184,081.64	90.00	12	22	ARM	139 bps
867	107162349	$ 322,832.61	86.38	12	19	ARM	139 bps
868	107162356	$ 171,211.99	90.00	12	22	fixed	83 bps
869	107162380	$ 61,936.49	90.00	12	22	fixed	83 bps
870	107162406	$ 207,561.17	85.00	6	24	ARM	139 bps
871	107162489	$ 49,299.02	95.00	16	21	fixed	83 bps
872	107162513	$ 94,750.78	90.00	12	22	ARM	139 bps
873	107162588	$ 73,664.19	90.00	12	22	ARM	139 bps
874	107162638	$ 244,079.41	87.50	12	20	fixed	83 bps
875	107162661	$ 279,477.39	85.00	6	24	ARM	139 bps
876	107162679	$ 132,737.12	90.00	12	22	ARM	139 bps
877	107162703	$ 139,735.51	86.42	12	19	ARM	139 bps
878	107162752	$ 129,245.09	90.00	12	22	ARM	139 bps
879	107162778	$ 128,463.19	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

880	107162828	$ 66,115.14	85.00	6	24	ARM	139 bps
881	107162836	$ 97,798.65	90.00	12	22	ARM	139 bps
882	107162851	$ 67,829.15	85.00	6	24	ARM	139 bps
883	107162869	$ 84,131.02	85.00	6	24	fixed	83 bps
884	107162877	$ 79,773.35	95.00	16	21	ARM	139 bps
885	107162885	$ 107,692.11	90.00	12	22	ARM	139 bps
886	107162901	$ 245,941.04	85.00	6	24	ARM	139 bps
887	107162976	$ 313,221.54	90.00	12	22	ARM	139 bps
888	107163024	$ 251,299.42	90.00	12	22	fixed	83 bps
889	107163040	$ 134,653.72	84.91	6	24	ARM	139 bps
890	107163099	$ 157,169.57	90.00	12	22	fixed	83 bps
891	107163180	$ 151,712.84	95.00	16	21	ARM	139 bps
892	107163230	$ 80,812.91	90.00	12	22	ARM	139 bps
893	107163255	$ 166,790.49	95.00	16	21	fixed	83 bps
894	107163396	$ 80,508.11	82.40	6	22	fixed	83 bps
895	107163412	$ 94,230.61	90.00	12	22	ARM	139 bps
896	107163453	$ 127,937.79	95.00	16	21	ARM	139 bps
897	107163479	$ 234,183.81	84.84	6	24	ARM	139 bps
898	107163487	$ 188,512.91	90.00	12	22	ARM	139 bps
899	107163602	$ 77,848.64	90.00	12	22	ARM	139 bps
900	107163685	$ 92,856.44	90.00	12	22	ARM	139 bps
901	107163792	$ 125,724.02	90.00	12	22	ARM	139 bps
902	107163826	$ 65,476.06	82.00	6	21	fixed	83 bps
903	107163834	$ 156,212.46	95.00	16	21	ARM	139 bps
904	107163842	$ 24,997.57	90.00	12	22	fixed	83 bps
905	107163859	$ 164,932.36	89.95	12	22	ARM	139 bps
906	107163867	$ 74,536.63	85.00	6	24	ARM	139 bps
907	107163891	$ 259,103.25	82.54	6	22	fixed	83 bps
908	107163925	$ 132,268.72	90.00	12	22	ARM	139 bps
909	107163933	$ 197,326.78	90.00	12	22	ARM	139 bps
910	107163990	$ 134,150.27	95.00	16	21	ARM	139 bps
911	107164048	$ 77,200.50	90.00	12	22	ARM	139 bps
912	107164071	$ 92,468.02	90.00	12	22	ARM	139 bps
913	107164089	$ 26,533.48	95.00	16	21	ARM	139 bps
914	107164204	$ 165,327.09	95.00	16	21	ARM	139 bps
915	107164238	$ 107,719.50	90.00	12	22	ARM	139 bps
916	107164246	$ 93,494.65	83.00	6	22	fixed	83 bps
917	107164253	$ 274,910.36	82.39	6	22	fixed	83 bps
918	107164261	$ 69,981.19	90.00	12	22	ARM	139 bps
919	107164303	$ 104,639.38	83.33	6	22	fixed	83 bps
920	107164329	$ 283,784.82	85.00	6	24	ARM	139 bps
921	107164337	$ 110,452.84	90.00	12	22	ARM	139 bps
922	107164386	$ 201,564.41	90.00	12	22	ARM	139 bps
923	107164394	$ 85,605.73	87.60	12	20	ARM	139 bps
924	107164410	$ 64,649.20	90.00	12	22	ARM	139 bps
925	107164493	$ 146,270.28	91.56	16	19	ARM	139 bps
926	107164501	$ 164,779.04	90.00	12	22	ARM	139 bps
927	107164527	$ 201,439.57	85.00	6	24	fixed	83 bps
928	107164535	$ 120,453.28	85.00	6	24	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

929	107164543	$ 88,567.31	95.00	16	21	ARM	139 bps
930	107164576	$ 281,543.41	85.00	6	24	ARM	139 bps
931	107164592	$ 121,743.52	95.00	16	21	ARM	139 bps
932	107164634	$ 175,108.15	90.00	12	22	ARM	139 bps
933	107164717	$ 107,692.72	86.40	12	19	ARM	139 bps
934	107164832	$ 268,865.65	90.00	12	22	ARM	139 bps
935	107164857	$ 170,500.86	90.00	12	22	ARM	139 bps
936	107164907	$ 336,791.98	90.00	12	22	ARM	139 bps
937	107164915	$ 26,831.41	90.00	12	22	fixed	83 bps
938	107164972	$ 182,272.17	85.00	6	24	fixed	83 bps
939	107164998	$ 65,579.10	90.00	12	22	ARM	139 bps
940	107165029	$ 29,401.26	95.00	16	21	ARM	139 bps
941	107165136	$ 71,832.46	90.00	12	22	ARM	139 bps
942	107165193	$ 102,318.13	90.00	12	22	ARM	139 bps
943	107165219	$ 145,497.18	90.00	12	22	ARM	139 bps
944	107165227	$ 100,084.02	85.00	6	24	ARM	139 bps
945	107165250	$ 169,539.15	85.00	6	24	ARM	139 bps
946	107165276	$ 87,789.91	83.81	6	23	ARM	139 bps
947	107165318	$ 161,747.20	85.00	6	24	ARM	139 bps
948	107165375	$ 119,307.06	89.92	12	22	ARM	139 bps
949	107165417	$ 58,408.27	90.00	12	22	ARM	139 bps
950	107165482	$ 158,985.26	95.00	16	21	ARM	139 bps
951	107165490	$ 169,623.59	85.00	6	24	ARM	139 bps
952	107165540	$ 46,881.89	83.93	6	23	ARM	139 bps
953	107165698	$ 67,931.14	90.00	12	22	ARM	139 bps
954	107165797	$ 230,840.06	88.70	12	21	ARM	139 bps
955	107165813	$ 177,683.83	90.00	12	22	fixed	83 bps
956	107165821	$ 79,015.72	90.00	12	22	ARM	139 bps
957	107165854	$ 112,145.76	90.00	12	22	ARM	139 bps
958	107165888	$ 332,244.92	90.00	12	22	ARM	139 bps
959	107165953	$ 37,910.32	95.00	16	21	fixed	83 bps
960	107165961	$ 135,714.69	85.00	6	24	fixed	83 bps
961	107166001	$ 54,144.81	90.00	12	22	fixed	83 bps
962	107166043	$ 203,474.26	85.00	6	24	fixed	83 bps
963	107166050	$ 60,113.66	90.00	12	22	ARM	139 bps
964	107166076	$ 67,399.68	90.00	12	22	ARM	139 bps
965	107166209	$ 275,008.31	85.00	6	24	ARM	139 bps
966	107166217	$ 175,070.15	86.88	12	19	ARM	139 bps
967	107166282	$ 75,753.27	95.00	16	21	ARM	139 bps
968	107166316	$ 52,570.93	85.00	6	24	ARM	139 bps
969	107166340	$ 98,783.08	90.00	12	22	ARM	139 bps
970	107166373	$ 35,542.72	95.00	16	21	fixed	83 bps
971	107166381	$ 44,796.53	84.91	6	24	fixed	83 bps
972	107166449	$ 227,260.79	95.00	16	21	ARM	139 bps
973	107166480	$ 105,399.58	85.00	6	24	fixed	83 bps
974	107166647	$ 127,876.70	95.00	16	21	ARM	139 bps
975	107166852	$ 88,901.06	90.00	12	22	ARM	139 bps
976	107166878	$ 174,301.54	95.00	16	21	ARM	139 bps
977	107166902	$ 140,984.49	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

978	107167009	$ 169,614.52	85.00	6	24	ARM	139 bps
979	107167017	$ 90,041.55	95.00	16	21	ARM	139 bps
980	107167058	$ 115,302.06	85.00	6	24	ARM	139 bps
981	107167074	$ 149,597.33	85.00	6	24	ARM	139 bps
982	107167157	$ 277,787.19	90.00	12	22	ARM	139 bps
983	107167165	$ 190,805.01	85.00	6	24	fixed	83 bps
984	107167199	$ 78,122.45	90.00	12	22	ARM	139 bps
985	107167223	$ 23,763.61	85.00	6	24	fixed	83 bps
986	107167249	$ 122,954.59	90.00	12	22	ARM	139 bps
987	107167272	$ 128,400.54	90.00	12	22	ARM	139 bps
988	107167355	$ 123,213.56	95.00	16	21	ARM	139 bps
989	107167389	$ 189,650.40	95.00	16	21	ARM	139 bps
990	107167512	$ 143,575.65	90.00	12	22	ARM	139 bps
991	107167678	$ 249,435.64	95.00	16	21	ARM	139 bps
992	107167736	$ 148,093.35	90.00	12	22	ARM	139 bps
993	107167769	$ 112,758.64	85.00	6	24	ARM	139 bps
994	107167793	$ 83,111.09	85.00	6	24	ARM	139 bps
995	107167801	$ 21,945.62	85.00	6	24	ARM	139 bps
996	107167876	$ 80,846.98	90.00	12	22	ARM	139 bps
997	107167900	$ 67,329.10	95.00	16	21	ARM	139 bps
998	107167918	$ 72,446.24	95.00	16	21	ARM	139 bps
999	107167975	$ 262,748.84	83.65	6	23	ARM	139 bps
1000	107167983	$ 134,677.71	90.00	12	22	ARM	139 bps
1001	107168064	$ 146,838.14	95.00	16	21	ARM	139 bps
1002	107168072	$ 61,913.90	90.00	12	22	ARM	139 bps
1003	107168130	$ 74,068.15	90.00	12	22	ARM	139 bps
1004	107168163	$ 164,574.78	81.68	6	21	fixed	83 bps
1005	107168197	$ 177,908.79	85.00	6	24	ARM	139 bps
1006	107168296	$ 205,849.97	89.99	12	22	ARM	139 bps
1007	107168320	$ 49,299.02	95.00	16	21	ARM	139 bps
1008	107168361	$ 87,139.38	90.00	12	22	ARM	139 bps
1009	107168437	$ 155,381.76	90.00	12	22	ARM	139 bps
1010	107168486	$ 110,216.77	85.00	6	24	ARM	139 bps
1011	107168494	$ 213,525.51	85.00	6	24	ARM	139 bps
1012	107168528	$ 43,044.65	90.00	12	22	ARM	139 bps
1013	107168551	$ 51,723.03	85.00	6	24	ARM	139 bps
1014	107168577	$ 196,546.33	89.55	12	21	ARM	139 bps
1015	107168650	$ 181,241.44	90.00	12	22	ARM	139 bps
1016	107168700	$ 92,777.97	84.55	6	24	ARM	139 bps
1017	107168742	$ 331,472.60	90.00	12	22	ARM	139 bps
1018	107168841	$ 161,556.37	90.00	12	22	ARM	139 bps
1019	107168866	$ 80,846.98	90.00	12	22	ARM	139 bps
1020	107169245	$ 109,159.16	90.00	12	22	ARM	139 bps
1021	107169260	$ 73,649.13	90.00	12	22	ARM	139 bps
1022	107169286	$ 123,205.14	95.00	16	21	ARM	139 bps
1023	107169328	$ 103,212.26	82.80	6	22	ARM	139 bps
1024	107169393	$ 61,021.13	90.00	12	22	fixed	83 bps
1025	107169401	$ 148,967.60	85.00	6	24	ARM	139 bps
1026	107169419	$ 56,151.84	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1027	107169518	$ 231,339.73	90.00	12	22	fixed	83 bps
1028	107169526	$ 56,242.42	86.06	12	19	fixed	83 bps
1029	107169609	$ 58,743.73	95.00	16	21	ARM	139 bps
1030	107169617	$ 152,615.57	85.00	6	24	ARM	139 bps
1031	107169724	$ 336,795.54	85.00	6	24	ARM	139 bps
1032	107169781	$ 118,701.00	85.00	6	24	ARM	139 bps
1033	107169815	$ 233,496.15	90.00	12	22	ARM	139 bps
1034	107169849	$ 100,047.99	85.00	6	24	ARM	139 bps
1035	107169906	$ 374,674.90	85.00	6	24	ARM	139 bps
1036	107169922	$ 82,643.59	90.00	12	22	ARM	139 bps
1037	107169963	$ 60,886.03	88.41	12	21	fixed	83 bps
1038	107169971	$ 126,040.53	88.98	12	21	ARM	139 bps
1039	107170052	$ 62,422.51	85.00	6	24	ARM	139 bps
1040	107170078	$ 61,050.10	90.00	12	22	ARM	139 bps
1041	107170151	$ 59,350.48	85.00	6	24	ARM	139 bps
1042	107170268	$ 213,301.59	95.00	16	21	ARM	139 bps
1043	107170276	$ 73,656.47	90.00	12	22	ARM	139 bps
1044	107170300	$ 228,777.33	90.00	12	22	ARM	139 bps
1045	107170342	$ 167,682.51	95.00	16	21	ARM	139 bps
1046	107170367	$ 299,265.24	84.99	6	24	ARM	139 bps
1047	107170441	$ 82,838.99	87.37	12	20	ARM	139 bps
1048	107170458	$ 126,916.53	95.00	16	21	ARM	139 bps
1049	107170532	$ 88,904.89	85.00	6	24	fixed	83 bps
1050	107170581	$ 99,711.27	90.00	12	22	ARM	139 bps
1051	107170599	$ 77,486.47	81.80	6	21	fixed	83 bps
1052	107170672	$ 75,809.04	89.41	12	21	ARM	139 bps
1053	107170698	$ 19,367.43	85.00	6	24	fixed	83 bps
1054	107170797	$ 141,409.63	83.40	6	23	fixed	83 bps
1055	107170813	$ 119,501.96	90.00	12	22	ARM	139 bps
1056	107170862	$ 125,585.51	90.00	12	22	ARM	139 bps
1057	107170961	$ 103,277.11	90.00	12	22	ARM	139 bps
1058	107170979	$ 152,171.39	93.40	16	20	ARM	139 bps
1059	107171035	$ 287,363.60	90.00	12	22	ARM	139 bps
1060	107171043	$ 149,446.64	89.82	12	22	ARM	139 bps
1061	107171100	$ 70,950.81	90.00	12	22	ARM	139 bps
1062	107171118	$ 28,288.64	90.00	12	22	fixed	83 bps
1063	107171126	$ 107,676.34	90.00	12	22	fixed	83 bps
1064	107171183	$ 157,966.23	90.00	12	22	ARM	139 bps
1065	107171191	$ 192,471.49	81.43	6	21	fixed	83 bps
1066	107171209	$ 80,811.54	90.00	12	22	ARM	139 bps
1067	107171225	$ 114,429.74	85.00	6	24	ARM	139 bps
1068	107171241	$ 186,432.80	90.00	12	22	ARM	139 bps
1069	107171266	$ 21,987.14	90.00	12	22	ARM	139 bps
1070	107171308	$ 183,947.11	90.00	12	22	fixed	83 bps
1071	107171324	$ 174,448.77	84.54	6	24	fixed	83 bps
1072	107171365	$ 161,437.05	90.00	12	22	fixed	83 bps
1073	107171373	$ 78,679.37	86.81	12	19	fixed	83 bps
1074	107171381	$ 80,801.62	90.00	12	22	ARM	139 bps
1075	107171431	$ 224,521.51	90.00	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1076	107171464	$ 112,780.10	95.00	16	21	ARM	139 bps
1077	107171480	$ 228,722.08	85.00	6	24	fixed	83 bps
1078	107171548	$ 56,619.37	95.00	16	21	ARM	139 bps
1079	107171571	$ 46,696.57	90.00	12	22	ARM	139 bps
1080	107171597	$ 100,624.10	90.00	12	22	ARM	139 bps
1081	107171613	$ 87,596.22	82.38	6	22	fixed	83 bps
1082	107171746	$ 249,044.88	90.00	12	22	fixed	83 bps
1083	107171753	$ 122,640.48	86.01	12	19	ARM	139 bps
1084	107171761	$ 215,411.10	90.00	12	22	ARM	139 bps
1085	107171803	$ 116,738.75	90.00	12	22	ARM	139 bps
1086	107171811	$ 135,516.01	85.00	6	24	fixed	83 bps
1087	107171829	$ 68,762.31	90.00	12	22	ARM	139 bps
1088	107171860	$ 33,182.03	95.00	16	21	fixed	83 bps
1089	107171894	$ 99,584.96	95.00	16	21	ARM	139 bps
1090	107171944	$ 181,888.01	90.00	12	22	fixed	83 bps
1091	107172066	$ 183,448.62	87.62	12	20	fixed	83 bps
1092	107172165	$ 75,848.68	95.00	16	21	ARM	139 bps
1093	107172199	$ 100,569.34	85.00	6	24	ARM	139 bps
1094	107172215	$ 114,067.09	85.00	6	24	fixed	83 bps
1095	107172249	$ 82,488.47	90.00	12	22	ARM	139 bps
1096	107172355	$ 101,737.10	85.00	6	24	fixed	83 bps
1097	107172397	$ 135,602.50	85.00	6	24	ARM	139 bps
1098	107172496	$ 170,685.37	90.00	12	22	ARM	139 bps
1099	107172538	$ 107,890.35	90.00	12	22	ARM	139 bps
1100	107172553	$ 93,258.01	85.00	6	24	ARM	139 bps
1101	107172561	$ 134,630.29	90.00	12	22	ARM	139 bps
1102	107172645	$ 105,116.25	90.00	12	22	fixed	83 bps
1103	107172702	$ 175,894.21	90.00	12	22	ARM	139 bps
1104	107172777	$ 45,783.51	83.45	6	23	ARM	139 bps
1105	107172785	$ 121,054.71	90.00	12	22	fixed	83 bps
1106	107172835	$ 42,153.82	84.52	6	24	ARM	139 bps
1107	107172843	$ 242,333.35	90.00	12	22	ARM	139 bps
1108	107172959	$ 116,738.75	90.00	12	22	fixed	83 bps
1109	107172975	$ 241,408.64	85.00	6	24	ARM	139 bps
1110	107173007	$ 80,770.12	90.00	12	22	ARM	139 bps
1111	107173023	$ 147,837.04	95.00	16	21	ARM	139 bps
1112	107173056	$ 333,836.49	81.71	6	21	ARM	139 bps
1113	107173163	$ 163,927.73	95.00	16	21	ARM	139 bps
1114	107173221	$ 127,022.77	90.00	12	22	ARM	139 bps
1115	107173254	$ 114,406.15	85.00	6	24	ARM	139 bps
1116	107173387	$ 127,919.49	95.00	16	21	ARM	139 bps
1117	107173403	$ 193,845.81	90.00	12	22	ARM	139 bps
1118	107173452	$ 110,197.38	85.00	6	24	ARM	139 bps
1119	107173528	$ 228,961.64	90.00	12	22	ARM	139 bps
1120	107173585	$ 113,351.35	85.00	6	24	fixed	83 bps
1121	107173676	$ 203,537.41	85.00	6	24	ARM	139 bps
1122	107173692	$ 394,717.47	90.00	12	22	ARM	139 bps
1123	107173718	$ 101,600.82	84.99	6	24	ARM	139 bps
1124	107173767	$ 122,207.55	81.67	6	21	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1125	107173841	$ 107,229.90	84.65	6	24	ARM	139 bps
1126	107173858	$ 161,436.77	90.00	12	22	ARM	139 bps
1127	107173965	$ 220,321.10	85.00	6	24	ARM	139 bps
1128	107173973	$ 94,485.26	81.64	6	21	fixed	83 bps
1129	107173999	$ 122,763.34	95.00	16	21	ARM	139 bps
1130	107174039	$ 121,202.40	90.00	12	22	ARM	139 bps
1131	107174062	$ 130,750.93	95.00	16	21	ARM	139 bps
1132	107174088	$ 53,874.36	90.00	12	22	ARM	139 bps
1133	107174203	$ 127,078.25	85.00	6	24	ARM	139 bps
1134	107174286	$ 75,836.34	95.00	16	21	ARM	139 bps
1135	107174294	$ 55,124.70	85.00	6	24	ARM	139 bps
1136	107174328	$ 201,908.11	90.00	12	22	ARM	139 bps
1137	107174419	$ 78,684.59	95.00	16	21	ARM	139 bps
1138	107174518	$ 188,404.86	90.00	12	22	fixed	83 bps
1139	107174534	$ 131,334.53	85.00	6	24	ARM	139 bps
1140	107174583	$ 89,753.53	90.00	12	22	ARM	139 bps
1141	107174625	$ 254,197.06	85.00	6	24	ARM	139 bps
1142	107174633	$ 94,881.17	85.00	6	24	ARM	139 bps
1143	107174690	$ 104,188.53	85.00	6	24	fixed	83 bps
1144	107174765	$ 157,014.52	89.99	12	22	ARM	139 bps
1145	107174914	$ 113,695.40	95.00	16	21	ARM	139 bps
1146	107175069	$ 168,679.74	85.00	6	24	ARM	139 bps
1147	107175101	$ 155,152.14	90.00	12	22	fixed	83 bps
1148	107175168	$ 105,952.90	90.00	12	22	ARM	139 bps
1149	107175192	$ 173,687.61	85.00	6	24	ARM	139 bps
1150	107175200	$ 94,268.53	90.00	12	22	ARM	139 bps
1151	107175234	$ 150,308.42	90.00	12	22	fixed	83 bps
1152	107175267	$ 111,656.55	95.00	16	21	ARM	139 bps
1153	107175333	$ 112,745.75	95.00	16	21	ARM	139 bps
1154	107175374	$ 166,025.35	90.00	12	22	fixed	83 bps
1155	107175390	$ 156,874.59	85.00	6	24	ARM	139 bps
1156	107175424	$ 169,572.87	85.00	6	24	ARM	139 bps
1157	107175432	$ 124,881.71	90.00	12	22	ARM	139 bps
1158	107175465	$ 78,040.17	85.00	6	24	ARM	139 bps
1159	107175515	$ 217,409.72	90.00	12	22	ARM	139 bps
1160	107175564	$ 186,442.20	85.00	6	24	ARM	139 bps
1161	107175663	$ 61,984.96	90.00	12	22	fixed	83 bps
1162	107175754	$ 107,654.39	85.00	6	24	ARM	139 bps
1163	107175762	$ 133,069.55	85.00	6	24	ARM	139 bps
1164	107175788	$ 122,932.35	85.00	6	24	fixed	83 bps
1165	107175796	$ 165,794.73	95.00	16	21	ARM	139 bps
1166	107175804	$ 114,951.61	85.00	6	24	ARM	139 bps
1167	107175853	$ 60,179.92	90.00	12	22	ARM	139 bps
1168	107175903	$ 258,850.09	95.00	16	21	ARM	139 bps
1169	107175929	$ 139,175.42	90.00	12	22	ARM	139 bps
1170	107176018	$ 44,502.80	85.00	6	24	fixed	83 bps
1171	107176026	$ 184,829.90	95.00	16	21	ARM	139 bps
1172	107176059	$ 123,016.92	95.00	16	21	ARM	139 bps
1173	107176091	$ 118,763.05	85.00	6	24	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1174	107176166	$ 112,281.81	90.00	12	22	ARM	139 bps
1175	107176208	$ 85,311.05	90.00	12	22	fixed	83 bps
1176	107176224	$ 188,069.56	90.00	12	22	ARM	139 bps
1177	107176257	$ 44,553.44	95.00	16	21	fixed	83 bps
1178	107176281	$ 81,675.70	90.00	12	22	ARM	139 bps
1179	107176331	$ 127,179.63	85.00	6	24	ARM	139 bps
1180	107176364	$ 200,169.47	94.98	16	21	ARM	139 bps
1181	107176372	$ 144,550.58	85.00	6	24	fixed	83 bps
1182	107176448	$ 220,401.16	85.00	6	24	ARM	139 bps
1183	107176471	$ 28,959.98	90.00	12	22	fixed	83 bps
1184	107176539	$ 90,648.26	90.00	12	22	ARM	139 bps
1185	107176554	$ 85,221.06	85.00	6	24	ARM	139 bps
1186	107176588	$ 118,131.51	94.95	16	21	ARM	139 bps
1187	107176661	$ 107,293.48	85.00	6	24	ARM	139 bps
1188	107176695	$ 202,004.06	90.00	12	22	ARM	139 bps
1189	107176703	$ 287,294.63	84.98	6	24	ARM	139 bps
1190	107176778	$ 94,216.83	90.00	12	22	ARM	139 bps
1191	107176786	$ 51,490.02	90.00	12	22	fixed	83 bps
1192	107176901	$ 175,358.38	83.81	6	23	ARM	139 bps
1193	107176919	$ 116,679.62	90.00	12	22	ARM	139 bps
1194	107176927	$ 165,311.05	90.00	12	22	ARM	139 bps
1195	107176976	$ 83,446.19	95.00	16	21	ARM	139 bps
1196	107176984	$ 109,237.47	90.00	12	22	fixed	83 bps
1197	107177008	$ 93,059.53	89.71	12	22	fixed	83 bps
1198	107177057	$ 62,757.34	85.00	6	24	ARM	139 bps
1199	107177073	$ 170,967.75	89.99	12	22	ARM	139 bps
1200	107177206	$ 121,311.18	95.00	16	21	ARM	139 bps
1201	107177248	$ 226,229.29	95.00	16	21	ARM	139 bps
1202	107177263	$ 95,214.54	90.00	12	22	ARM	139 bps
1203	107177313	$ 271,144.10	85.00	6	24	ARM	139 bps
1204	107177339	$ 51,167.80	90.00	12	22	ARM	139 bps
1205	107177396	$ 134,243.68	95.00	16	21	ARM	139 bps
1206	107177453	$ 62,608.34	95.00	16	21	fixed	83 bps
1207	107177461	$ 102,869.74	95.00	16	21	ARM	139 bps
1208	107177511	$ 87,806.71	89.80	12	22	ARM	139 bps
1209	107177529	$ 203,577.15	95.00	16	21	ARM	139 bps
1210	107177578	$ 273,697.68	90.00	12	22	ARM	139 bps
1211	107177586	$ 97,464.29	85.00	6	24	fixed	83 bps
1212	107177610	$ 241,700.71	85.00	6	24	ARM	139 bps
1213	107177669	$ 33,226.42	90.00	12	22	ARM	139 bps
1214	107177792	$ 135,658.31	85.00	6	24	ARM	139 bps
1215	107177875	$ 34,873.41	94.85	16	21	ARM	139 bps
1216	107177909	$ 152,703.25	90.00	12	22	ARM	139 bps
1217	107177925	$ 231,301.08	85.00	6	24	ARM	139 bps
1218	107177982	$ 190,659.69	85.00	6	24	ARM	139 bps
1219	107178022	$ 46,269.10	90.00	12	22	fixed	83 bps
1220	107178089	$ 84,701.62	90.00	12	22	fixed	83 bps
1221	107178121	$ 129,349.17	95.00	16	21	ARM	139 bps
1222	107178147	$ 267,935.45	89.85	12	22	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1223	107178212	$ 170,668.33	95.00	16	21	ARM	139 bps
1224	107178220	$ 130,456.78	85.00	6	24	ARM	139 bps
1225	107178345	$ 394,979.46	90.00	12	22	ARM	139 bps
1226	107178352	$ 68,835.26	82.14	6	21	ARM	139 bps
1227	107178428	$ 323,246.16	90.00	12	22	ARM	139 bps
1228	107178444	$ 89,294.71	90.00	12	22	ARM	139 bps
1229	107178477	$ 151,625.49	95.00	16	21	ARM	139 bps
1230	107178501	$ 112,224.47	90.00	12	22	ARM	139 bps
1231	107178527	$ 44,912.70	90.00	12	22	ARM	139 bps
1232	107178535	$ 127,210.89	87.93	12	20	ARM	139 bps
1233	107178576	$ 79,732.38	85.00	6	24	fixed	83 bps
1234	107178584	$ 115,874.82	90.00	12	22	ARM	139 bps
1235	107178634	$ 29,389.77	95.00	16	21	ARM	139 bps
1236	107178675	$ 139,141.86	90.00	12	22	ARM	139 bps
1237	107178725	$ 143,450.47	90.00	12	22	ARM	139 bps
1238	107178758	$ 130,196.35	90.00	12	22	ARM	139 bps
1239	107179004	$ 67,362.01	90.00	12	22	ARM	139 bps
1240	107179020	$ 250,237.49	85.00	6	24	ARM	139 bps
1241	107179038	$ 133,633.05	84.28	6	23	ARM	139 bps
1242	107179137	$ 86,440.20	85.00	6	24	fixed	83 bps
1243	107179178	$ 334,830.57	85.00	6	24	fixed	83 bps
1244	107179244	$ 78,013.29	85.00	6	24	ARM	139 bps
1245	107179327	$ 122,731.29	95.00	16	21	fixed	83 bps
1246	107179376	$ 65,515.13	90.00	12	22	fixed	83 bps
1247	107179459	$ 80,842.88	90.00	12	22	fixed	83 bps
1248	107179467	$ 177,854.36	90.00	12	22	ARM	139 bps
1249	107179590	$ 279,488.24	85.00	6	24	ARM	139 bps
1250	107179608	$ 91,691.42	93.45	16	20	ARM	139 bps
1251	107179640	$ 169,733.77	90.00	12	22	ARM	139 bps
1252	107179699	$ 110,628.22	95.00	16	21	ARM	139 bps
1253	107179822	$ 155,697.43	89.14	12	21	ARM	139 bps
1254	107179830	$ 175,070.15	90.00	12	22	ARM	139 bps
1255	107179871	$ 213,484.53	90.00	12	22	fixed	83 bps
1256	107179905	$ 142,931.92	93.05	16	20	fixed	83 bps
1257	107179996	$ 54,775.50	90.00	12	22	fixed	83 bps
1258	107180093	$ 110,249.43	89.84	12	22	ARM	139 bps
1259	107180135	$ 153,601.50	95.00	16	21	ARM	139 bps
1260	107180242	$ 121,202.43	90.00	12	22	ARM	139 bps
1261	107180267	$ 97,464.29	85.00	6	24	ARM	139 bps
1262	107180283	$ 59,714.08	90.00	12	22	ARM	139 bps
1263	107180309	$ 127,037.45	85.00	6	24	ARM	139 bps
1264	107180333	$ 44,099.76	85.00	6	24	ARM	139 bps
1265	107180374	$ 60,603.48	95.00	16	21	ARM	139 bps
1266	107180382	$ 98,797.64	90.00	12	22	ARM	139 bps
1267	107180390	$ 153,366.44	85.00	6	24	ARM	139 bps
1268	107180416	$ 89,067.58	85.00	6	24	ARM	139 bps
1269	107180457	$ 46,511.99	85.00	6	24	ARM	139 bps
1270	107180465	$ 94,202.42	90.00	12	22	ARM	139 bps
1271	107180671	$ 231,146.55	90.00	12	22	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1272	107180705	$ 182,798.71	85.00	6	24	ARM	139 bps
1273	107180796	$ 227,457.99	95.00	16	21	ARM	139 bps
1274	107180820	$ 147,313.72	90.00	12	22	ARM	139 bps
1275	107180846	$ 219,788.37	90.00	12	22	fixed	83 bps
1276	107180861	$ 50,740.88	95.00	16	21	ARM	139 bps
1277	107180887	$ 147,762.86	90.00	12	22	ARM	139 bps
1278	107180903	$ 61,883.25	90.00	12	22	ARM	139 bps
1279	107180929	$ 70,402.92	90.00	12	22	ARM	139 bps
1280	107180994	$ 161,083.77	85.00	6	24	ARM	139 bps
1281	107181042	$ 41,871.87	85.00	6	24	fixed	83 bps
1282	107181067	$ 75,469.39	85.00	6	24	ARM	139 bps
1283	107181075	$ 70,033.05	95.00	16	21	ARM	139 bps
1284	107181117	$ 152,506.22	85.00	6	24	ARM	139 bps
1285	107181125	$ 96,696.70	95.00	16	21	ARM	139 bps
1286	107181141	$ 106,065.26	85.00	6	24	fixed	83 bps
1287	107243727	$ 70,292.52	91.55	30	5	ARM	139 bps
1288	107243735	$ 131,219.53	95.00	30	7	ARM	139 bps
1289	107243750	$ 71,109.74	95.00	30	7	ARM	139 bps
1290	107243768	$ 143,326.32	94.63	30	7	ARM	139 bps
1291	107243776	$ 134,205.95	95.00	30	7	ARM	139 bps
1292	107243792	$ 113,262.80	94.60	30	7	ARM	139 bps
1293	107243826	$ 119,398.29	81.76	22	5	ARM	139 bps
1294	107243867	$ 71,874.80	87.80	0	32	ARM	139 bps
1295	107243990	$ 200,667.97	80.36	0	26	ARM	139 bps
1296	107244014	$ 82,441.54	95.00	0	37	ARM	139 bps
1297	107244030	$ 95,966.06	93.62	30	6	ARM	139 bps
1298	107244063	$ 133,863.05	81.71	0	27	ARM	139 bps
1299	107244071	$ 130,828.11	89.93	0	34	ARM	139 bps
1300	107244113	$ 139,413.39	93.72	0	36	ARM	139 bps
1301	107244147	$ 215,312.01	94.58	0	37	ARM	139 bps
1302	107244204	$ 98,907.24	88.39	0	33	ARM	139 bps
1303	107244212	$ 69,854.53	82.84	0	28	ARM	139 bps
1304	107244246	$ 121,808.78	87.14	0	32	ARM	139 bps
1305	107244253	$ 132,829.79	87.21	0	32	ARM	139 bps
1306	107258808	$ 80,608.86	85.00	0	30	ARM	139 bps
1307	107258816	$ 95,237.07	90.00	0	34	ARM	139 bps
1308	107258824	$ 125,751.06	90.00	0	34	ARM	139 bps
1309	107258881	$ 46,757.40	90.00	0	34	ARM	139 bps
1310	107258923	$ 128,156.27	85.00	0	30	ARM	139 bps
1311	107259053	$ 42,475.56	85.00	0	30	ARM	139 bps
1312	107259087	$ 43,981.73	90.00	0	34	ARM	139 bps
1313	107259145	$ 31,417.31	85.00	0	30	fixed	83 bps
1314	107259178	$ 33,969.80	85.00	0	30	ARM	139 bps
1315	107259186	$ 34,180.11	90.00	0	34	ARM	139 bps
1316	107259194	$ 34,180.11	90.00	0	34	ARM	139 bps
1317	107259251	$ 44,967.75	90.00	0	34	ARM	139 bps
1318	107259277	$ 45,007.42	85.00	0	30	ARM	139 bps
1319	107259319	$ 47,183.76	94.98	0	37	ARM	139 bps
1320	107259335	$ 47,668.53	90.00	0	34	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1321	107259368	$ 47,973.59	85.00	0	30	ARM	139 bps
1322	107259376	$ 49,458.36	90.00	0	34	ARM	139 bps
1323	107259426	$ 51,203.72	90.00	0	34	ARM	139 bps
1324	107259442	$ 51,770.11	85.00	0	30	ARM	139 bps
1325	107259517	$ 53,968.95	90.00	0	34	ARM	139 bps
1326	107259533	$ 54,368.70	85.00	0	30	ARM	139 bps
1327	107259574	$ 55,204.78	85.00	0	30	fixed	83 bps
1328	107259616	$ 56,916.33	85.00	0	30	ARM	139 bps
1329	107259640	$ 57,982.83	90.00	0	34	ARM	139 bps
1330	107259665	$ 58,837.80	95.00	0	37	ARM	139 bps
1331	107259749	$ 61,680.51	95.00	0	37	ARM	139 bps
1332	107259798	$ 62,967.59	90.00	0	34	ARM	139 bps
1333	107259822	$ 63,699.00	85.00	0	30	fixed	83 bps
1334	107259830	$ 63,382.07	90.00	0	34	ARM	139 bps
1335	107259939	$ 67,090.22	85.00	0	30	ARM	139 bps
1336	107259947	$ 67,099.29	85.00	0	30	ARM	139 bps
1337	107259970	$ 67,934.66	85.00	0	30	ARM	139 bps
1338	107260085	$ 71,885.25	90.00	0	34	ARM	139 bps
1339	107260093	$ 71,613.72	90.00	0	34	fixed	83 bps
1340	107260150	$ 74,745.01	85.00	0	30	ARM	139 bps
1341	107260184	$ 75,073.89	90.00	0	34	ARM	139 bps
1342	107260234	$ 77,927.68	85.00	0	30	ARM	139 bps
1343	107260242	$ 78,211.98	90.00	0	34	ARM	139 bps
1344	107260283	$ 79,649.25	85.00	0	30	ARM	139 bps
1345	107260556	$ 84,052.81	85.00	0	30	ARM	139 bps
1346	107260663	$ 86,305.07	90.00	0	34	ARM	139 bps
1347	107260697	$ 86,602.44	85.00	0	30	ARM	139 bps
1348	107260770	$ 88,764.46	85.00	0	30	fixed	83 bps
1349	107260838	$ 89,943.72	85.00	0	30	ARM	139 bps
1350	107260895	$ 93,345.53	84.97	0	30	ARM	139 bps
1351	107260903	$ 93,377.49	84.99	0	30	ARM	139 bps
1352	107260911	$ 93,371.02	85.00	0	30	ARM	139 bps
1353	107260937	$ 93,431.25	85.00	0	30	ARM	139 bps
1354	107260952	$ 94,217.32	84.98	0	30	ARM	139 bps
1355	107260994	$ 94,036.42	84.07	0	29	ARM	139 bps
1356	107261018	$ 95,108.51	85.00	0	30	fixed	83 bps
1357	107261026	$ 95,308.33	90.00	0	34	ARM	139 bps
1358	107261174	$ 98,888.59	90.00	0	34	ARM	139 bps
1359	107261190	$ 98,909.77	90.00	0	34	ARM	139 bps
1360	107261265	$ 100,614.33	85.00	0	30	ARM	139 bps
1361	107261299	$ 101,463.61	85.00	0	30	ARM	139 bps
1362	107261323	$ 101,562.79	90.00	0	34	ARM	139 bps
1363	107261356	$ 101,881.95	85.00	0	30	ARM	139 bps
1364	107261364	$ 101,916.19	85.00	0	30	ARM	139 bps
1365	107261372	$ 101,904.55	85.00	0	30	ARM	139 bps
1366	107261406	$ 102,734.37	85.00	0	30	ARM	139 bps
1367	107261455	$ 103,412.83	90.00	0	34	ARM	139 bps
1368	107261612	$ 107,898.61	90.00	0	34	ARM	139 bps
1369	107261679	$ 111,250.87	85.00	0	30	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1370	107261703	$ 112,939.35	85.00	0	30	ARM	139 bps
1371	107261729	$ 113,277.94	89.76	0	34	fixed	83 bps
1372	107261737	$ 114,375.65	90.00	0	34	ARM	139 bps
1373	107261752	$ 114,592.61	85.00	0	30	ARM	139 bps
1374	107261802	$ 116,017.41	85.00	0	30	ARM	139 bps
1375	107261828	$ 116,289.20	85.00	0	30	ARM	139 bps
1376	107261836	$ 116,901.46	90.00	0	34	ARM	139 bps
1377	107261851	$ 117,885.29	85.00	0	30	ARM	139 bps
1378	107261885	$ 118,852.36	85.00	0	30	ARM	139 bps
1379	107261968	$ 121,408.22	90.00	0	34	ARM	139 bps
1380	107261992	$ 122,193.12	84.94	0	30	ARM	139 bps
1381	107262016	$ 122,610.74	87.71	0	32	ARM	139 bps
1382	107262065	$ 122,332.12	95.00	0	37	fixed	83 bps
1383	107262123	$ 125,582.35	85.00	0	30	fixed	83 bps
1384	107262131	$ 125,838.92	84.00	0	29	ARM	139 bps
1385	107262149	$ 125,902.21	90.00	0	34	ARM	139 bps
1386	107262339	$ 132,191.63	90.00	0	34	ARM	139 bps
1387	107262354	$ 132,657.74	87.68	0	32	ARM	139 bps
1388	107262362	$ 133,084.54	83.31	0	28	ARM	139 bps
1389	107262370	$ 133,341.85	82.42	0	28	fixed	83 bps
1390	107262396	$ 133,932.38	90.00	0	34	ARM	139 bps
1391	107262438	$ 135,207.31	86.23	0	31	ARM	139 bps
1392	107262503	$ 136,601.55	95.00	0	37	ARM	139 bps
1393	107262511	$ 136,683.60	85.00	0	30	ARM	139 bps
1394	107262529	$ 137,060.46	90.00	0	34	ARM	139 bps
1395	107262552	$ 137,540.96	85.00	0	30	ARM	139 bps
1396	107262594	$ 138,466.82	90.00	0	34	ARM	139 bps
1397	107262602	$ 138,466.68	89.71	0	34	ARM	139 bps
1398	107262669	$ 140,046.55	83.98	0	29	ARM	139 bps
1399	107262727	$ 141,840.37	87.65	0	32	ARM	139 bps
1400	107262735	$ 143,546.32	90.00	0	34	ARM	139 bps
1401	107262776	$ 144,263.74	85.00	0	30	ARM	139 bps
1402	107262883	$ 147,990.14	95.00	0	37	ARM	139 bps
1403	107262891	$ 148,123.38	85.00	0	30	ARM	139 bps
1404	107262917	$ 148,360.88	90.00	0	34	ARM	139 bps
1405	107263006	$ 151,853.94	86.86	0	31	ARM	139 bps
1406	107263022	$ 153,265.68	80.79	0	26	ARM	139 bps
1407	107263063	$ 155,546.38	90.00	0	34	ARM	139 bps
1408	107263147	$ 160,422.73	85.00	0	30	ARM	139 bps
1409	107263162	$ 161,831.57	90.00	0	34	ARM	139 bps
1410	107263253	$ 166,766.54	90.00	0	34	ARM	139 bps
1411	107263303	$ 167,716.91	88.42	0	33	ARM	139 bps
1412	107263378	$ 168,916.66	85.00	0	30	ARM	139 bps
1413	107263451	$ 172,373.20	84.21	0	29	ARM	139 bps
1414	107263469	$ 172,573.17	90.00	0	34	ARM	139 bps
1415	107263535	$ 175,703.44	87.13	0	32	ARM	139 bps
1416	107263576	$ 178,224.58	85.00	0	30	ARM	139 bps
1417	107263584	$ 178,415.56	89.35	0	33	ARM	139 bps
1418	107263618	$ 179,748.15	90.00	0	34	ARM	139 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1419	107263634	$ 181,223.89	95.00	0	37	ARM	139 bps
1420	107263659	$ 182,554.16	90.00	0	34	ARM	139 bps
1421	107263683	$ 184,307.96	90.00	0	34	ARM	139 bps
1422	107263741	$ 187,813.16	90.00	0	34	ARM	139 bps
1423	107263949	$ 203,814.08	85.00	0	30	ARM	139 bps
1424	107264004	$ 206,668.29	90.00	0	34	ARM	139 bps
1425	107264012	$ 207,932.42	85.00	0	30	ARM	139 bps
1426	107264079	$ 211,850.42	89.16	0	33	ARM	139 bps
1427	107264087	$ 212,278.83	85.00	0	30	ARM	139 bps
1428	107264145	$ 216,506.32	85.00	0	30	ARM	139 bps
1429	107264178	$ 219,077.89	85.00	0	30	ARM	139 bps
1430	107264210	$ 220,635.94	85.00	0	30	ARM	139 bps
1431	107264236	$ 222,399.54	85.00	0	30	ARM	139 bps
1432	107264285	$ 224,794.72	90.00	0	34	ARM	139 bps
1433	107264368	$ 229,161.65	81.96	0	27	ARM	139 bps
1434	107264442	$ 235,630.69	89.97	0	34	ARM	139 bps
1435	107264517	$ 239,535.47	81.37	0	27	ARM	139 bps
1436	107264541	$ 247,122.58	90.00	0	34	ARM	139 bps
1437	107264558	$ 248,113.14	90.00	0	34	ARM	139 bps
1438	107264566	$ 249,598.89	81.97	0	27	ARM	139 bps
1439	107264632	$ 256,253.26	90.00	0	34	ARM	139 bps
1440	107264756	$ 267,898.19	90.00	0	34	ARM	139 bps
1441	107264780	$ 272,868.16	83.04	0	28	ARM	139 bps
1442	107264822	$ 275,905.39	85.00	0	30	ARM	139 bps
1443	107264830	$ 278,524.65	85.00	0	30	ARM	139 bps
1444	107264848	$ 278,415.02	85.00	0	30	ARM	139 bps
1445	107264897	$ 286,745.02	89.97	0	34	ARM	139 bps
1446	107264913	$ 287,352.45	84.66	0	30	ARM	139 bps
1447	107264954	$ 292,095.13	90.00	0	34	ARM	139 bps
1448	107264962	$ 293,421.48	88.51	0	33	ARM	139 bps
1449	107265076	$ 305,456.95	89.99	0	34	ARM	139 bps
1450	107265118	$ 307,731.10	90.00	0	34	ARM	139 bps
1451	107265126	$ 309,969.86	89.98	0	34	ARM	139 bps
1452	107265159	$ 311,846.75	90.00	0	34	ARM	139 bps
1453	107265167	$ 314,542.57	90.00	0	34	ARM	139 bps
1454	107265175	$ 314,495.22	90.00	0	34	ARM	139 bps
1455	107265209	$ 317,821.51	95.00	0	37	ARM	139 bps
1456	107265241	$ 323,562.87	90.00	0	34	ARM	139 bps
1457	107265282	$ 331,383.97	83.00	0	28	ARM	139 bps
1458	107265290	$ 332,594.28	90.00	0	34	ARM	139 bps
1459	107265464	$ 359,514.31	90.00	0	34	ARM	139 bps
1460	107265480	$ 361,233.25	90.00	0	34	fixed	83 bps
1461	107265514	$ 364,995.79	85.00	0	30	ARM	139 bps
1462	107265522	$ 367,894.12	89.88	0	34	ARM	139 bps
1463	107265548	$ 375,243.06	90.00	0	34	ARM	139 bps
1464	107265571	$ 381,886.43	90.00	0	34	ARM	139 bps
1465	107265639	$ 392,179.57	87.25	0	32	ARM	139 bps
1466	107266462	$ 48,561.21	90.00	0	34	ARM	139 bps
1467	107266488	$ 61,573.08	85.00	0	30	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1468	107266553	$ 106,134.56	85.00	0	30	ARM	139 bps
1469	107266603	$ 181,492.15	90.00	0	34	ARM	139 bps
1470	107266611	$ 196,875.39	90.00	0	34	ARM	139 bps
1471	107266637	$ 269,451.77	90.00	0	34	ARM	139 bps
1472	107324485	$ 166,271.20	90.00	0	34	fixed	83 bps
1473	107324493	$ 152,620.81	92.73	0	36	ARM	139 bps
1474	107324568	$ 244,334.47	100.00	0	40	ARM	139 bps
1475	107324592	$ 179,237.37	94.99	0	37	ARM	139 bps
1476	107324618	$ 145,653.23	90.00	0	34	ARM	139 bps
1477	107324642	$ 131,550.19	100.00	0	40	fixed	83 bps
1478	107324709	$ 40,904.13	90.00	0	34	fixed	83 bps
1479	107324717	$ 49,393.81	90.00	0	34	ARM	139 bps
1480	107324733	$ 77,237.60	90.00	0	34	ARM	139 bps
1481	107324766	$ 87,412.42	85.00	0	30	ARM	139 bps
1482	107324832	$ 97,592.66	84.96	0	30	ARM	139 bps
1483	107324865	$ 53,034.41	90.00	0	34	ARM	139 bps
1484	107324881	$ 112,116.74	90.00	0	34	ARM	139 bps
1485	107324899	$ 109,581.38	90.00	0	34	ARM	139 bps
1486	107324923	$ 274,020.18	100.00	0	40	ARM	139 bps
1487	107324949	$ 191,547.94	100.00	0	40	ARM	139 bps
1488	107324964	$ 314,258.34	90.00	0	34	ARM	139 bps
1489	107324998	$ 153,545.56	89.97	0	34	ARM	139 bps
1490	107325003	$ 187,637.89	100.00	0	40	ARM	139 bps
1491	107325029	$ 168,407.36	90.00	0	34	ARM	139 bps
1492	107325037	$ 92,411.95	99.98	0	40	ARM	139 bps
1493	107325045	$ 72,467.12	84.91	0	30	ARM	139 bps
1494	107325078	$ 131,314.42	100.00	0	40	fixed	83 bps
1495	107325086	$ 172,275.92	89.96	0	34	fixed	83 bps
1496	107325094	$ 93,682.57	94.99	0	37	fixed	83 bps
1497	107325102	$ 112,321.15	90.00	0	34	fixed	83 bps
1498	107325110	$ 162,900.68	85.00	0	30	ARM	139 bps
1499	107325177	$ 305,020.51	95.00	0	37	ARM	139 bps
1500	107325185	$ 61,931.64	90.00	0	34	ARM	139 bps
1501	107325219	$ 111,787.57	95.00	0	37	fixed	83 bps
1502	107325235	$ 151,748.53	100.00	0	40	ARM	139 bps
1503	107325284	$ 45,052.42	95.00	0	37	fixed	83 bps
1504	107325318	$ 121,229.97	83.79	0	29	ARM	139 bps
1505	107325359	$ 137,540.96	90.00	0	34	ARM	139 bps
1506	107325375	$ 156,154.89	85.00	0	30	ARM	139 bps
1507	107325391	$ 67,402.23	90.00	0	34	ARM	139 bps
1508	107325417	$ 172,568.25	90.00	0	34	ARM	139 bps
1509	107325425	$ 172,568.25	90.00	0	34	ARM	139 bps
1510	107325458	$ 98,115.40	89.99	0	34	fixed	83 bps
1511	107325474	$ 183,050.57	94.98	0	37	fixed	83 bps
1512	107325490	$ 187,491.82	85.00	0	30	ARM	139 bps
1513	107325508	$ 62,913.32	90.00	0	34	ARM	139 bps
1514	107325532	$ 155,342.32	94.99	0	37	fixed	83 bps
1515	107325631	$ 45,849.81	85.00	0	30	ARM	139 bps
1516	107325649	$ 218,962.41	89.98	0	34	fixed	83 bps

MGIC Master Policy 12-670-4-2975 Commitment  Certificate Appendix A

	A Loan	Amount of		Amount of	Amount of	Loan	Premium
	Number	Insured Loan	LTV	Primary Coverage	MGIC Coverage	Type	Rate

1517	107325656	$ 155,089.82	90.00	0	34	ARM	139 bps
1518	107325664	$ 154,643.98	100.00	0	40	ARM	139 bps
1519	107325680	$ 47,371.66	95.00	0	37	ARM	139 bps
1520	107325706	$ 108,075.17	100.00	0	40	ARM	139 bps
1521	107325722	$ 214,679.88	100.00	0	40	ARM	139 bps
1522	107325821	$ 128,037.81	95.00	0	37	ARM	139 bps
1523	107325839	$ 77,290.78	90.00	0	34	ARM	139 bps
1524	107325862	$ 215,561.40	100.00	0	40	ARM	139 bps
1525	107325870	$ 194,273.03	89.99	0	34	ARM	139 bps
1526	107325888	$ 112,332.16	90.00	0	34	ARM	139 bps
1527	107325896	$ 160,892.31	100.00	0	40	ARM	139 bps
1528	107325938	$ 47,191.37	90.00	0	34	ARM	139 bps
1529	107325953	$ 166,198.16	84.95	0	30	ARM	139 bps
1530	107325961	$ 81,880.17	100.00	0	40	fixed	83 bps
1531	107326027	$ 43,127.81	90.00	0	34	ARM	139 bps
1532	107326050	$ 59,938.21	100.00	0	40	fixed	83 bps
1533	107326084	$ 57,533.48	90.00	0	34	fixed	83 bps
1534	107326092	$ 131,186.83	100.00	0	40	ARM	139 bps
1535	107326126	$ 212,498.03	95.00	0	37	ARM	139 bps
1536	107326134	$ 131,260.26	100.00	0	40	ARM	139 bps
1537	107326142	$ 232,535.53	85.00	0	30	fixed	83 bps
1538	107326167	$ 76,243.97	90.00	0	34	ARM	139 bps
1539	107326175	$ 93,437.27	90.00	0	34	ARM	139 bps
1540	107326217	$ 123,984.07	90.00	0	34	ARM	139 bps
1541	107326258	$ 80,605.32	95.00	0	37	ARM	139 bps
1542	107326282	$ 24,477.91	90.00	0	34	ARM	139 bps
1543	107326290	$ 209,364.13	100.00	0	40	ARM	139 bps